SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                              (Amendment No. ____)

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[    ]   Definitive Proxy Statement
[    ]   Definitive Additional Materials
[    ]   Soliciting Material Pursuant to Sec. 240.11(c) or Sec. 240.14a-12

                                  VEREDUS FUNDS
                (Name of Registrant as Specified In Its Charter)

                      -------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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previously.  Identify the previous filing by registration  statement  number, or
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



                                  VEREDUS FUNDS

                               Veredus Growth Fund
                          6900 Bowling Blvd., Suite 250
                           Louisville, Kentucky 40207
__________________, 1998


Dear Shareholder:

         On behalf of the Board of Trustees (the "Trustees") of Veredus Funds, organized as an Ohio business trust ("Veredus Trust"), we are pleased to invite you to a special meeting of the shareholders of the Veredus Growth Fund (the "Veredus Fund") to be held on , 1998 at 10:00 a.m., Eastern time, at the offices of Veredus Trust, 6900 Bowling Blvd., Suite 250, Louisville, Kentucky 40207 (the "Meeting"). At the Meeting, shareholders of the Veredus Fund will be asked to consider a proposed reorganization of the Veredus Fund into a corresponding newly formed portfolio of Alleghany Funds (the "Alleghany Fund").

         BACKGROUND.   Alleghany  Asset  Management,   Inc.  and  Veredus  Asset
Management LLC ("VAM") agreed on ___________, 1998 that Alleghany Asset Management would purchase an interest in VAM (the "Purchase Transaction"). VAM acts as the investment advisor to the Veredus Fund. As described more fully in the Proxy Statement, the Board of Trustees of Veredus Trust determined that it would be in the best interests of the shareholders of the Veredus Fund to approve a reorganization whereby the Veredus Fund becomes one of the funds in the Alleghany Funds (the "Reorganization"). VAM would manage the Alleghany Fund in the same manner as the Veredus Fund.

         In that regard, at the upcoming Meeting, the Trustees are asking you to approve a reorganization of the Veredus Fund into the corresponding Alleghany Fund. If all approvals are obtained, the Veredus Fund would be reorganized into the corresponding Alleghany Fund on or about , 1998, when your Veredus Fund shares would be exchanged for an equal number of shares of the corresponding Alleghany Fund having an equal value.

         VEREDUS TRUST'S BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO APPROVE THE PROPOSED REORGANIZATION FOR THE VEREDUS FUND.

   SHAREHOLDERS SHOULD FILL OUT THE PROXY CARD IN ORDER TO VOTE THEIR SHARES.

In considering these matters, you should note:

o        SUBSTANTIALLY IDENTICAL OBJECTIVE AND POLICIES

         The Veredus Fund is proposed to be reorganized into the newly-formed Alleghany Fund with investment policies and an investment objective that are substantially identical to those of the Veredus Fund.

o        SAME PORTFOLIO MANAGEMENT

         VAM will enter into an investment advisory arrangement with Alleghany Funds for management of the Alleghany Fund, which arrangement will be substantially similar to the current arrangement wherein VAM provides management advisory services to the Veredus Fund.

o        SAME VALUE OF SHARES

         The total dollar value of the Alleghany Fund shares you receive in the Reorganization will be the same as the total dollar value of the Veredus Fund shares that you held immediately before the Reorganization. The Reorganization will be tax free.

o        OPERATING EXPENSE RATIO

         The annual fund operating expense ratio (after reimbursements and waivers) for the shares in the Alleghany Fund after the Reorganization is expected to be 10 basis points (0.10%) less than the current annual fund operating expense ratio of the Veredus Fund. In addition, because of the distribution channels available to the Alleghany Funds, there is a greater opportunity to increase the Funds' net assets, which should result in lower expense ratios.

                  Part of Large Fund Family

                  The Alleghany Fund is one of ten funds offered by the Alleghany Fund Family. Shareholders will have the opportunity to exchange their shares into any of the other funds at no additional cost, as more fully described in the prospectuses for the Alleghany Fund.

         The proposed Reorganization is expected to benefit Veredus Fund shareholders by:

o offering actual or potential reductions in the total operating expense ratio;

o offering shareholders the opportunity to continue with a fund managed by VAM;

o    offering shareholders other investment opportunities.

         Approval of an Interim Management Agreement. The Purchase Transaction may be consummated before completion of the Reorganization. The Purchase Transaction will result in a change in control of VAM and an "assignment" of the Management Agreement between VAM and Veredus Trust. The Management Agreement automatically terminates in the event of an assignment. Therefore, the Trustees are asking you to approve an interim Management Agreement (the "Interim Agreement") between VAM and Veredus Trust for the interim period between consummation of the Purchase Transaction and consummation of the Reorganization. The terms of the Interim Agreement would be identical to the existing Management Agreement except for the date of the Interim Agreement.

         Ratification of Independent Auditors. The Trustees have selected KPMG Peat Marwick LLP as independent auditors of Veredus Fund for its fiscal year ending in 1998 in the event the Reorganization is approved. If the Reorganization is not approved, Arthur Anderson LLP will continue as Veredus Fund's independent auditors.

         The formal Notice of Special Meeting, a Proxy Statement and a Proxy Ballot are enclosed. Whether or not you plan to attend the Meeting, you may vote by proxy in any of the following ways:

         PLEASE RESPOND - YOUR VOTE IS IMPORTANT, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND MAIL IN THE ENCLOSED POSTAGE PAID ENVELOPE, OR FAX TO VAM AT 502-899-4082, THE ENCLOSED PROXY SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

         Shareholders of record on _____________ will be entitled to vote at the meeting.

         The proposed Reorganization, the Interim Agreement, and the reasons for the Veredus Trust Board of Trustees' unanimous recommendations are discussed in detail in the enclosed materials, which you should read carefully. If you have any questions about the Reorganization or the Interim Agreement, please do not hesitate to call VAM, at 502-899-4080.

         We look forward to seeing you at the Meeting or receiving your proxy so that your shares may be voted at the Meeting.

                                                  Sincerely,


                                                  --------------------------
                                                  Chairman of the Board

                               VEREDUS GROWTH FUND
                          6900 Bowling Blvd., Suite 250
                           Louisville, Kentucky 40207


                     NOTICE OF SPECIAL SHAREHOLDERS MEETING
                              TO BE HELD ON , 1998


To Veredus Growth Fund Shareholders:

         NOTICE IS GIVEN THAT a special meeting of the shareholders (the "Meeting") of the Veredus Growth Fund (the "Veredus Fund"), a series of Veredus Funds ("Veredus Trust"), will be held at the offices of Veredus Trust, 6900 Bowling Blvd., Suite 250, Louisville, Kentucky 40207, on , 1998 at 10:00 a.m., Eastern time, for purpose of considering and voting on the following proposals:

         Item 1. To approve an Agreement and Plan of Reorganization (the "Reorganization Agreement") providing for the transfer of the assets and liabilities of the Veredus Fund to a newly-formed portfolio of Alleghany Funds in exchange for shares of such corresponding Alleghany Fund (the "Reorganization") and the subsequent termination of Veredus Fund and Veredus Trust. Item 1 is described in the attached Proxy Statement. YOUR TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

         Item 2. To approve an interim Management Agreement between Veredus Trust and Veredus Asset Management LLC ("VAM") with terms identical to the existing Management Agreement for the period of time between the purchase by Alleghany Asset Management, Inc. of an interest in VAM and the consummation of the Reorganization contemplated by the Reorganization Agreement.
YOUR TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

         Item 3. To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Veredus Fund for the fiscal year ending in 1998 in the event the Reorganization is approved. YOUR TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF RATIFICATION OF KPMG PEAT MARWICK LLP AS INDEPENDENT AUDITORS IN THE EVENT THE REORGANIZATION IS APPROVED.

         Item 4. Such other business as may properly come before the Meeting or any adjournment(s).

         Shareholders  of record as of the close of business  on  _____________,
1998  are   entitled  to  notice  of,  and  to  vote  at,  the  Meeting  or  any adjournment(s) thereof.

         SHAREHOLDERS ARE REQUESTED TO MARK, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY CARD, WHICH IS BEING SOLICITED BY THE VEREDUS TRUST BOARD OF TRUSTEES. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE MEETING. SHAREHOLDERS ALSO MAY RETURN PROXIES BY TELEFAX TO VAM AT 502-899-4082. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO VEREDUS TRUST A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

By Order of the Trustees,


                  , 1998

                                TABLE OF CONTENTS


PROPOSAL 1.  APPROVAL OF THE REORGANIZATION AGREEMENT AND PLAN OF REORGANIZATION

   INFORMATION RELATING TO THE PROPOSED REORGANIZATION...................
         Description of the Reorganization Agreement.....................
         Capitalization..................................................
         Veredus Trust Board Consideration...............................
         Federal Income Tax Consequences.................................

   COMPARISON OF VEREDUS TRUST AND ALLEGHANY.............................
         Investment Objectives and Policies..............................
         Investment Adviser and Other Service Providers..................
         Advisory Arrangements...........................................
         Other Service Providers ........................................
         Share Structure.................................................
         Distribution Plans and Shareholder Servicing Arrangements.......
         Administration Agreements.......................................
         Shareholder Transactions and Services...........................
         Forms of Organization...........................................
         Principal Risk Factors..........................................
         Governing Documents.............................................
         Annual Meetings and Shareholder Meetings; Shareholder Proposals
           For Future Meetings...........................................

   INTERESTS OF CERTAIN PERSONS IN REORGANIZATION........................

PROPOSAL 2. APPROVAL OF INTERIM MANAGEMENT AGREEMENT FOR PERIOD BETWEEN PURCHASE TRANSACTION AND CONSUMMATION OF REORGANIZATION

         Summary of Purchase Transaction ................................
         Terms of Current Agreement......................................
         Management of Adviser...........................................
         Trustees and Officers of Fund...................................
         Reasons for an Interim Agreement................................

PROPOSAL 3.  RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS...........

INFORMATION RELATING TO VOTING MATTERS...................................

         Voting Information..............................................
         Shareholder and Board Approvals.................................
         Quorum; Any Adjournments or Required Votes......................
         Shareholder Proposals...........................................

VOTING SECURITIES AND PRINCIPAL HOLDERS..................................

OTHER BUSINESS...........................................................

SHAREHOLDER INQUIRIES....................................................


   APPENDICES

         I        Agreement and Plan of Reorganization
         II       Management Agreement between Veredus Asset Management LLC and
                  Alleghany Funds

                                 PROXY STATEMENT
                                  DATED , 1998


                                  VEREDUS FUNDS
                          6900 Bowling Blvd., Suite 250
                           Louisville, Kentucky 40207
                                 (502) 899-4080

         This Proxy Statement is furnished to shareholders of Veredus Growth Fund ("Veredus Fund"), in connection with the solicitation of proxies by the Board of Trustees of Veredus Funds ("Veredus Trust"). The Board of Trustees of Veredus Trust has called a Special Meeting of Shareholders (the "Meeting") at 10:00 a.m. (Eastern time) on , 1998 at the offices of Veredus Trust, 6900 Bowling Blvd., Suite 250, Louisville, Kentucky 40207. At the Meeting, shareholders will be asked (i) to approve a proposed Agreement and Plan of Reorganization dated as of , 1998 (the "Reorganization Agreement") by and between Veredus Fund and Alleghany Funds ("Alleghany"), (ii) to approve an interim investment advisory agreement between Veredus Trust and Veredus Asset Management LLC ("VAM") with terms identical to the existing investment advisory agreement for the period of time between the purchase by Alleghany Asset Management, Inc. of an interest in VAM and consummation of the Reorganization, and (iii) to ratify the selection of KPMG Peat Marwick LLP as independent auditors of Veredus Fund in the event the Reorganization is approved. A form of the Reorganization Agreement is attached as Appendix I. See "Proposal 1. Approval of the Agreement and Plan of Reorganization--Comparison of Veredus Fund and Alleghany Fund--Advisory Arrangements" for a discussion of the differences between the current investment advisory agreement between Veredus Trust and VAM and the investment advisory agreement between Alleghany and VAM to become effective upon consummation of the Reorganization. Approval of the Agreement and Plan of Reorganization will constitute approval of the new investment advisory agreement to become effective upon consummation of the Reorganization. The form of such new investment advisory agreement is attached as Appendix II.

         It is expected that the solicitation of proxies will be primarily by mail. Officers of VAM and service contractors of Veredus Trust also may solicit proxies by telephone or telefax. Shareholders may vote by (1) mail, by marking, signing, dating and returning the enclosed Proxy Ballot in the enclosed postage-paid envelope; or (2) telefacsimile, by marking, signing, dating and faxing the enclosed Proxy Ballot to VAM at 502-899-4082 (a confirmation of your telefacsimile vote will be mailed to you). Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to Veredus Trust a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.

         Only shareholders of record at the close of business on [ ,] 1998 will be entitled to notice of and to vote at the Meeting or any adjournment thereof. Shareholders are entitled to one vote for each share held, with fractional shares voting proportionally. On the record date listed above, ___________ Veredus Fund shares were outstanding and entitled to be voted.

         If the accompanying proxy is executed and returned in time for the Meeting, the shares covered thereby will be voted in accordance with the proxy on all matters that may properly come before the Meeting.

         Veredus Trust and Alleghany are both registered open-end management investment companies (mutual funds). Veredus Trust's principal executive office and telephone number is set forth above. Alleghany offers money market, tax-exempt, bond and equity investment portfolios and Veredus Trust offers an equity investment portfolio. Alleghany's principal executive office is located at 171 North Clark Street, Chicago, Illinois 60601 and its telephone number is
(312) 223-2139. The Reorganization Agreement provides for the transfer of assets and stated liabilities of the Veredus Fund to a corresponding newly-formed portfolio of Alleghany (the "Alleghany Fund") in exchange for an equal number of shares ("Shares") of the Alleghany Fund having an equal value (the "Reorganization"). As a result of the Reorganization, shareholders of the Veredus Fund will become shareholders of the Alleghany Fund. The Shares of the Alleghany Fund received in the Reorganization will be substantially similar to the shares of the Veredus Fund. The principal difference will be that the Shares of the Alleghany Fund will be subject to a distribution fee, as more fully described under "Proposal 1. Approval of the Agreement and Plan of Reorganization--Comparison of Veredus Trust and Alleghany-- Distribution Plans and Shareholder Servicing Arrangements."

     This Proxy Statement is expected to be first sent to shareholders on or about , 1998. -------------------

         The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting, and Proxy and any additional material relating to the meeting and the cost of soliciting proxies will be borne by [VAM]. In addition to solicitation by mail, Veredus Trust will request banks, brokers, and other custodial nominees and fiduciaries to supply proxy material to the beneficial owners of shares of whom they have knowledge, and [VAM] will reimburse them for their expenses in so doing. Certain officers and employees of Veredus Trust and [VAM] may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.


        PROPOSAL 1. APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION


INFORMATION RELATING TO THE PROPOSED REORGANIZATION

         The terms and conditions of the Reorganization are set forth in the Reorganization Agreement. Certain provisions of the Reorganization Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached as Appendix I to this Proxy Statement.

         DESCRIPTION OF THE REORGANIZATION AGREEMENT. The Reorganization Agreement provides for: (i) the transfer of all of the assets and liabilities of the Veredus Fund to the Alleghany Fund in exchange for full and fractional Shares of the Alleghany Fund; and (ii) the distribution of Alleghany Fund Shares to the shareholders of the Veredus Fund in liquidation of the Veredus Fund. The Reorganization is subject to a number of conditions with respect to the Veredus Fund, including shareholder approval. Following the Reorganization, the Veredus Fund will cease to operate as a separate fund and will be liquidated.

         The Shares issued by the Alleghany Fund in the Reorganization will be equal in number to, and have an aggregate dollar value equal to the aggregate dollar value of, the shares of the Veredus Fund that are outstanding immediately before the closing of the Reorganization (the "Closing"). Immediately after the Closing, the Veredus Fund will distribute the Shares of the Alleghany Fund received in the Reorganization to its shareholders in liquidation of the Veredus Fund. Each shareholder owning shares of the Veredus Fund at the Closing will receive Shares of the Alleghany Fund, and will receive any unpaid dividends or distributions that were declared before the Closing on Veredus Fund shares. Alleghany will establish an account for each former shareholder of the Veredus Fund reflecting the appropriate number of Alleghany Fund Shares distributed to that shareholder. These accounts will be substantially identical to the accounts currently maintained by Veredus Trust for each shareholder. Shares of the Alleghany Fund are in uncertificated form.

         The Reorganization is subject to a number of conditions, including approval of the Reorganization Agreement and the related matters described in this Proxy Statement by Veredus Fund shareholders at the Meeting; the receipt of certain legal opinions described in the Reorganization Agreement (which include opinions of counsel to Alleghany that (a) the Alleghany Fund Shares issued in the Reorganization will be validly issued, fully paid and non-assessable and (b) the Reorganization will not give rise to recognition of gain or loss for federal income tax purposes to the Veredus Fund, the Alleghany Fund or their respective shareholders); the receipt of certain certificates from the parties concerning the continuing accuracy of the representations and warranties in the Reorganization Agreement; and the parties' performance in all material respects of their respective covenants and undertakings in the Reorganization Agreement.

         Assuming satisfaction of the conditions in the Reorganization Agreement, it is anticipated that the Closing will be effective at the close of business on _________________, 1998 or, in accordance with the Reorganization Agreement, such other date as agreed to in writing by the officers of the parties to the Reorganization Agreement.

         CAPITALIZATION. The Veredus Fund will be reorganized into the Alleghany Fund. The following table sets forth, as of ____________________, (i) the capitalization of the Veredus Fund; and (ii) the pro forma capitalization, assuming the consummation of the Reorganization of the Alleghany Fund. The Alleghany Fund was created in anticipation of the Reorganization. Consequently, the Alleghany Fund will have de minimus assets and one share was issued upon creation of the Alleghany Fund but will be redeemed contemporaneously with the Reorganization. Accordingly, the capitalization of the Veredus Fund immediately prior to its Reorganization, and consequently the capitalization of the Alleghany Fund immediately following the Reorganization, is likely to be different than as set forth below as a result of daily share purchase and redemption activity in the Veredus Fund as well as the Veredus Fund's other ongoing operations.

                                 CAPITALIZATION

                     TOTAL NET ASSETS SHARES NET ASSET VALUE
                  [(as of _______, 1998)] OUTSTANDING PER SHARE
Veredus Fund
Pro Forma Alleghany

VEREDUS TRUST BOARD CONSIDERATION

         On October 26, 1998, VAM informed the Trustees of the Veredus Trust that VAM had entered into a Subscription Agreement pursuant to which Alleghany Asset Management, Inc. ("AAM") would purchase an interest in VAM (the "Purchase Transaction"). VAM recommended to the Board of Trustees that the Veredus Fund be reorganized and merged into a new series of the Alleghany Fund's, and thus become one of the funds in the Alleghany Funds (the "Reorganization"). The Trustees considered the proposed Reorganization and the anticipated effects of these transactions on the Veredus Fund. The Trustees were provided with copies of the Annual Report of the Alleghany Funds and Alleghany Corporation, the parent company of AAM.

         Representatives of VAM reviewed the terms of the Purchase Transaction and the proposed Reorganization, including a discussion of what the Reorganization would mean to the Veredus Fund and its shareholders. There was extended discussion of, and questioning by the Trustees about, AAM's plans for the Fund, including the ongoing investment policies, investment management and administration of the Veredus Fund. In addition, VAM [and AAM management] discussed at length the terms of the Reorganization, including financial and operational aspects relevant to the Veredus Fund.

         VAM and AAM assured the Board of Trustees that they intend to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change of control of the investment adviser so long as certain conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser. At this time more than 25% of the trustees of the Alleghany Funds are interested persons; accordingly, solely to satisfy this requirement, [______________________ will resign as a trustee of Alleghany Funds on the date the Reorganization becomes effective, but remain as an officer of the Alleghany Funds] [a shareholder meeting of the Alleghany Funds will be held prior to the effective date of the Reorganization to elect additional trustees who are not interested persons]. Second, an "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two years after the transaction whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such an investment company). VAM and AAM are not aware of any express or implied term, condition, arrangement or understanding that would impose an "unfair burden" on Veredus Fund as a result of the Reorganization. VAM and AAM represented to the Board of Trustees that they, and their affiliates, will take no action that would have the effect of imposing an "unfair burden" on the Veredus Fund as a result of the
Reorganization. VAM has undertaken to pay the costs of preparing and distributing proxy materials to the shareholders of the Veredus Fund and holding the Meeting as well as other fees and expenses in connection with the Reorganization, including the fees and expenses of legal counsel to the Veredus Trust.

         In considering whether to approve the proposed Reorganization, the Board of Trustees of Veredus Trust was provided with a variety of information about the Reorganization, the Veredus Fund, the Alleghany Fund and AAM. These materials summarized the principal features of the Reorganization including the intention that the transaction be consummated on a tax-free basis for the Veredus Fund and its shareholders. In addition, the Veredus Trust Trustees received comparative information for the Veredus Fund and the Alleghany Fund with respect to the following matters: (a) investment objectives and policies;
(b) advisory, distribution and
other servicing arrangements; (c) expenses (with and without giving effect to anticipated expense limitations), including PRO FORMA expenses assuming consummation of the Reorganization and expenses relative to peer groups; and (d) performance relative to peer groups. The Veredus Trust Trustees were also provided with information about AAM and its investment advisory organization, including information as to how Veredus Trust will relate to AAM and its affiliates.

         At the Board of Trustees' meeting on October 26, 1998, AAM represented to the Veredus Trust Trustees that VAM would commit to waive or reimburse investment management/advisory fees and fund expenses exceeding certain limits. Based upon this commitment and the current expense ratio information provided for both the Veredus Fund and the Alleghany Fund and the anticipated expense limitations committed to by VAM, the Veredus Trust Trustees concluded that, for the foreseeable future, the Reorganization would likely result in a savings in expenses to Veredus Fund shareholders.

         After consideration of the foregoing and other factors, and with the advice and assistance of counsel, the Veredus Trust Trustees unanimously determined that the Reorganization is in the best interests of the shareholders of the Veredus Fund, and that the shareholders of the Veredus Fund will not be diluted as a result of such Reorganization.

         FEDERAL INCOME TAX CONSEQUENCES. Consummation of the Reorganization with respect to the Veredus Fund is subject to the condition that Veredus Trust and Alleghany receive an opinion from Sonnenschein Nath & Rosenthal to the effect that, for federal income tax purposes, (i) the transfer of all or substantially all of the Veredus Fund's assets in exchange for the Alleghany Fund Shares and the assumption by the Alleghany Fund of the liabilities of the Veredus Fund will constitute a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code") and the Alleghany Fund and the Veredus Fund will be a "party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Veredus Fund upon the transfer of its assets to the Alleghany Fund solely in exchange for Alleghany Fund Shares or the assumption of the liabilities of the Veredus Fund by the Alleghany Fund; (iii) no gain or loss will be recognized by the Alleghany Fund upon (a) its receipt of assets from the Veredus Fund solely in exchange for Alleghany Fund Shares, (b) the Alleghany Fund's assumption of the Veredus Fund's liabilities, and (c) the constructive or actual distribution by the Veredus Fund of Alleghany Fund Shares to the Veredus Fund shareholders in exchange for their shares of the Veredus Fund; (iv) the aggregate federal income tax basis of the Veredus Fund's assets received by the Alleghany Fund pursuant to the Reorganization will be the same as the aggregate federal income tax basis of those assets in the hands of the Veredus Fund immediately prior to the Reorganization; (v) the holding period of the Veredus Fund's assets received by the Alleghany Fund pursuant to the Reorganization will include the period for which such assets have been held by the Veredus Fund;
(vi) no gain or loss will be recognized by the Veredus Fund on the distribution to its shareholders of the Alleghany Fund Shares to be received by the Veredus Fund in the Reorganization; (vii) no gain or loss will be recognized by the shareholders of the Veredus Fund upon their receipt of the Alleghany Fund Shares in exchange for such shareholders' shares of the Veredus Fund; (viii) the federal income tax basis of the Alleghany Fund Shares received by the shareholders of the Veredus Fund will be the same as the federal income tax basis of the Veredus Fund shares exchanged by such shareholders pursuant to the Reorganization; (ix) the holding period for the Alleghany Fund Shares for which Veredus Fund shares are exchanged pursuant to the Reorganization will include the period that the Veredus Fund shares have been held by the holder, provided that the Veredus Fund shares have been held as a capital asset by the holder; and (x) the Alleghany Fund will succeed to and take into account the tax attributes described in Section 381(c) of the Code of the Veredus Fund as of the Closing Date, subject to the conditions and limitations specified in the Code.

         In the event that Veredus Trust and Alleghany do not receive the foregoing opinion of Sonnenschein Nath & Rosenthal in a form satisfactory to each of them, the Reorganization will not take place and Veredus Trust's Trustees will consider other alternatives.

         Information about the similarities and differences between the Alleghany Fund and the Veredus Fund regarding: the identity and compensation of the investment adviser; the voting rights of shareholders, any restrictions or material obligations associated with ownership of shares; the share structure; the identity of the distributor; any minimum initial or subsequent investment, Rule 12b-1 plans, including associated fees and expenses; and shareholder redemption repurchase and exchange rights, is included in other appropriately titled sections within this Proxy Statement and the Appendices hereto.

COMPARISON OF VEREDUS FUND AND ALLEGHANY FUND

         INVESTMENT OBJECTIVES AND POLICIES. The investment objective of the Alleghany Fund is identical to that of the Veredus Fund. However, Alleghany Fund's investment objective is fundamental (i.e., it may not be changed without the affirmative vote of a majority of the outstanding shares of the Alleghany
Fund), while Veredus Fund's investment objective is non-fundamental (i.e., it may be changed without such shareholder vote). Both Funds seek to provide capital appreciation by investing primarily in equity securities of companies whose earnings are growing at an accelerating rate. The investment policies and restrictions of the Alleghany Fund are substantially similar to those of the Veredus Fund. Both the Alleghany Fund and the Veredus Fund (each a "Fund") may invest in the following: (i) equity securities (including common stock, warrants, rights, preferred stock and common stock equivalents (such as convertible preferred stock and convertible debentures)), provided that the Fund will not invest more than 5% of its net assets in preferred stock or common stock equivalents; (ii) foreign equity securities by purchasing American
Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") (up to 20% of the Fund's net assets); (iii) U.S. Government securities of any duration;
(iv) repurchase agreements; (v) put and call options (except that Veredus Fund's investment in options, including premiums and potential settlement obligations, is limited to 5% of its net assets, while with respect to the purchase of options, Alleghany Fund will only purchase call or put options to the extent premiums paid on all outstanding call or put options do not exceed [20%] of its total assets); and (vi) when issued securities and forward commitments. In addition, for temporary defensive purposes under abnormal market or economic conditions, both Veredus Fund and Alleghany Fund may hold all or a portion of their assets in money market instruments, securities of no-load money market funds or U.S. government repurchase agreements. Each Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies. The Veredus Fund may engage in short sales, but the percentage of the Veredus Fund's net assets that may be used as collateral or segregated for short sales is limited to 5%. The Alleghany Fund may not engage in short sales. The Alleghany Fund may invest in certain types of securities that the Veredus Fund does not invest in, including reverse repurchase agreements, 144A securities, other mutual funds and illiquid securities. Unlike Alleghany Fund, Veredus Fund's current non-fundamental investment policies do not permit borrowing.

         VAM does not believe that the differences in the investment policies of the Veredus Fund and the Alleghany Fund will affect the manner in which VAM manages the portfolio.

     INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS. VAM, 6900 Bowling Blvd., Suite 250, Louisville,
Kentucky 40207, serves as the investment adviser for the Veredus Fund. After the Reorganization, VAM will serve as the investment adviser to the Alleghany Fund.

         The following table (a) compares the estimated fees and expenses for the current fiscal year of the Veredus Fund and (b) shows the estimated fees and expenses for the Alleghany Fund on a pro forma basis after giving effect to the Reorganization. The purpose of these tables is to assist shareholders in understanding the various costs and expenses that investors in these portfolios will bear as shareholders. VAM has committed to waive or reimburse expenses above 1.40% of average net assets for the Alleghany Fund.




                                  VEREDUS FUND

                    ALLEGHANY/VEREDUS AGGRESSIVE GROWTH FUND

                                                                                                            PRO FORMA
                                                                                                        ALLEGHANY/VEREDUS
                                                                             VEREDUS                        AGGRESSIVE
                                                                               FUND                        GROWTH FUND
SHAREHOLDER FEES: (fees paid directly from shareholder
investment)
       Maximum Sales Load Imposed on Purchases
              (as a percentage of offering price).............                 None                            None
       Maximum Sales Load Imposed on
              Reinvested Dividends............................                 None                            None
       Maximum Deferred Sales Load............................                 None                            None
       Redemption Fees........................................                 None                            None
       Exchange Fee ..........................................                 N/A                             None

ANNUAL FUND OPERATING EXPENSES:  (expenses that
are deducted from fund assets as a percentage of average net assets)
       Management/Advisory Fees (after waivers or
              reimbursements)*................................                1.46%                           0.60%
       Distribution/12b-1 Fees................................                 N/A                            0.25%
       Other Expenses**.......................................                 .04%                           0.55%

TOTAL FUND OPERATING EXPENSES                                                 1.50%                           1.40%

         * The expenses for the Alleghany Fund reflect the adviser's voluntary undertaking to waive investment management/advisory fees and/or reimburse the Alleghany Fund's expenses exceeding the limits shown. Absent such fee waivers and reimbursement of expenses, the estimated investment advisory fees, 12b-1 fees, expenses and total operating expenses, respectively, would be 1.00%, 0.25%, 0.55% and 1.80%. Unlike Veredus Fund, Alleghany Fund pays its own expenses. The fee to VAM is equal to 1.50% of average daily net assets minus the amount by which the Fund's total expenses (including organizational expenses, but excluding brokerage, taxes, interest and extraordinary expenses) exceed 1.50%.

     ** Other expenses for the Alleghany Fund will be based on estimated amounts for the current fiscal year.

         ADVISORY ARRANGEMENTS. The Veredus Fund currently receives investment advisory services from VAM pursuant to a Management Agreement between Veredus Trust and VAM (the "Current Agreement"). The Alleghany Fund will receive investment advisory services from VAM pursuant to an Investment Advisory Agreement between VAM and Alleghany (the "New Agreement"), subject to the general supervision of Alleghany's Trustees, and in accordance with the investment policies of the Alleghany Fund.

         The material differences between the New Agreement and the Current Agreement are discussed below. A form of the New Agreement is attached to this Proxy Statement as Appendix II. The following discussion is qualified in its entirety by reference to the text of the New Agreement. The New Agreement will take effect, with respect to the Alleghany Fund, upon consummation of the related Reorganization.

     Advisory Services. Pursuant to both the Current Agreement and the New Agreement (collectively, the "Advisory Agreements"), VAM (sometimes referred to hereafter as the "Adviser"), has the responsibility for the management of the portfolio of, and the making and execution of, investment decisions for the Fund to which such agreement relates, subject to the investment objectives and investment policies and restrictions of such Fund and the supervision of the Board of Trustees of the investment company. Under both Advisory Agreements, the Adviser is required to pay its own expenses in connection with servicing the investments of the Fund.

         The Current Agreement, however, provides that the Adviser additionally pays all of the operating expenses of the Veredus Fund except brokerage, taxes, interest, fees and expenses of non-interested person trustees and extraordinary expenses. Accordingly, the Veredus Fund does not pay directly for transfer agency, pricing, custodial, auditing or legal services, nor does the Veredus Fund pay directly any general administrative or other significant operating expenses. Under the New Agreement, the Adviser does not pay such expenses, but rather the Alleghany Fund is responsible for the expenses.

         Compensation. Under the Current Agreement, the Veredus Fund is obligated to pay the Adviser a monthly fee at the annual rate of 1.50% of the average daily net assets of the Veredus Fund, minus the amount by which the Veredus Fund's total expenses (including organizational expenses, but excluding brokerage, taxes, interest and extraordinary expenses) exceeds 1.50%. The New Agreement provides that the Adviser will be paid an annual fee of 1.00% of the average daily net assets of the Alleghany Fund, payable monthly.

         Fee and Expense Limitations. The Current Agreement includes a contractual limitation on the fee to the Adviser. Under the Current Agreement, the Adviser's fee is reduced by the amount by which the Veredus Fund's total expenses (including organizational expenses, but excluding brokerage, taxes, interest and extraordinary expenses) exceeds 1.50%. The New Agreement does not include any contractual expense limitation provisions. From time to time, VAM may voluntarily waive or reimburse advisory fees or expenses payable by the Alleghany Fund [and it has agreed for the first two years following the Reorganization to waive its advisory fees over 0.60% as set forth in the preceding table].

     Portfolio Manager. B. Anthony Weber is primarily responsible for the day-to-day management of the Veredus Fund. Mr. Weber is the President of VAM. He previously served as President and Senior Portfolio Manager of SMC Capital, Inc. and as the portfolio manager primarily responsible for management of certain accounts, including three common trust funds, of Shelby County Trust Bank. Mr. Weber has a Bachelor of Arts degree in Economics and Management from Centre College of Kentucky. Mr. Weber will continue as the portfolio manager for the Alleghany Fund following the Reorganization.

         Use of Name. The Current Agreement includes a provision that all rights to the name "Veredus" belong to the Adviser. Veredus Trust is granted a limited license (without charge) to use the name. Veredus Trust's right terminates upon 90 days' written notice from the Adviser or 90 days following termination of the Current Agreement.

     OTHER SERVICE PROVIDERS. The other service providers for the Veredus Fund and the Alleghany Fund are different, as forth in the table below.


                             OTHER SERVICE PROVIDERS
                     FOR THE VEREDUS FUND AND ALLEGHANY FUND

                                                        Veredus Fund                                Alleghany Fund

Distributor                                     Unified Management Corporation               First Data Distributors, Inc.

Administrator                                   Unified Fund Services, Inc.                 The Chicago Trust Company

Sub-Administrator                                           -------                         First Data Investor Services Group, Inc.
                                                                                            ("First Data")

Transfer Agent                                  Unified Fund Services, Inc.                  First Data

Custodian                                       Star Bank, N.A.                              Bankers Trust Company
Independent Accountants                         Arthur Andersen LLP                          KPMG Peat Marwick LLP


     SHARE STRUCTURE. Both Veredus Trust and Alleghany are registered as open-end series management investment companies under the Investment Company Act of 1940 (the "1940 Act"). Currently, Veredus Trust offers one fund. Immediately after the Reorganization, Alleghany Fund will offer ten funds.

         Shares of both the Veredus Fund and Alleghany Fund are shares of beneficial interest. Shares of both the Veredus Fund and Alleghany Fund are entitled to one vote for each full share held and fractional votes for fractional shares held, and will vote separately by individual fund, except (i) when required to vote in the aggregate by the 1940 Act (or in the case of Veredus, by Ohio corporate law), and (ii) when the Trustees determine the matter affects the interest of one or more fund or class, only the shareholders affected shall vote. Each Fund votes separately with respect to any proposal to approve its investment advisory agreement, to change its fundamental investment objectives or policies, or to adopt a plan of reorganization.

         Shares of the Veredus Fund and Alleghany Fund have no pre-emptive rights and have only such conversion and exchange rights as the Trustees of Veredus Trust or the Board of Trustees of Alleghany, respectively, may grant in their discretion. When issued for payment as described in their respective prospectuses, Alleghany Fund Shares and Veredus Fund shares are fully paid and non-assessable by either Alleghany or Veredus Trust.

     DISTRIBUTION PLANS AND SHAREHOLDER SERVICING ARRANGEMENTS. Shares of the Veredus Fund are distributed by Unified Management Corporation ("Unified Management"), 431 North Pennsylvania Street, Indianapolis, Indiana 46204, a broker-dealer registered with the SEC under the Securities Exchange Act of 1934, as amended (the "1934 Act"). There is no distribution plan for the Veredus Fund shares.

         Pursuant to the Distribution Agreement between Veredus Trust and Unified Management, Unified Management has agreed to act as the Veredus Fund's distributor, but receives no compensation other than an hourly fee for the review of sales and advertising literature. The Veredus Fund is responsible for all distribution expenses such as: (i) printing and mailing to prospective shareholders prospectuses and reports used in connection with offering Veredus Fund shares; (ii) preparing, printing and mailing any other literature used by Unified Management in connection with the sale of such shares; and (iii) reimbursement for NASD advertising compliance expenses advanced by Unified Management. VAM pays these expenses on behalf of the Veredus Fund pursuant to the Current Agreement.

         Shares of the Alleghany Fund are distributed by First Data Distributors, Inc. ("First Data"), a broker-dealer registered with the SEC under the 1934 Act. The Alleghany Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, First Data will receive certain payments for services rendered for the purpose of selling shares issued by the Alleghany Fund. Distribution expenses attributable to the Alleghany Fund will be charged against the Alleghany Fund's assets. Under the Plan, the Alleghany Fund may reimburse First Data for actual expenses not exceeding, on an annual basis, 0.25% of average daily net assets. Because these payments are paid out of the Alleghany Fund's assets on an ongoing basis, over time these payments will increase the cost of your investment and may cost you more than paying other types of sales charges.

     ADMINISTRATION AGREEMENTS. The Veredus Fund has a Mutual Fund Services Agreement with Unified Fund Services, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204 pursuant to which Unified Fund Services provides certain transfer agent, fund accounting and administration services with respect to the Veredus Fund. Administrative services are provided to the Alleghany Fund by The Chicago Trust Company (the "Alleghany Administrator") and First Data as sub-administrator.

     Unified Fund Services, Inc., as administrator (the "Veredus Administrator"), provides administrative services for shareholders of the Veredus Fund, which include clerical help and accounting, bookkeeping, internal audit services and certain other services required by Veredus Fund, and preparation of reports to the Veredus Fund's shareholders and regulatory filings. The Veredus Administrator pays its own expenses in connection with performing such services except certain expenses which will be paid by Veredus Fund. The expenses to be paid by Veredus Fund include: SEC and state Blue Sky registration and qualification fees, levies, fines and other charges; advisory fees; charges and expenses of custodians; insurance premiums including fidelity bond premiums; auditing and legal expenses; costs of maintenance of corporate existence; expenses of typesetting and printing of prospectuses and for distribution to current shareholders of the Veredus Fund; expenses of printing and production costs of shareholders' reports and proxy statements and materials; costs and expenses of Fund stationery and forms; costs and expenses of special telephone and data lines and devices; costs associated with corporate, shareholder, and board meetings; and other customary Fund expenses. VAM pays all of the Veredus Fund's expenses, including those payable to the Veredus Administrator, but excluding brokerage, taxes, interest and extraordinary expenses.

         Under the Administration Agreement with the Alleghany Fund, the Alleghany Administrator is responsible for: (1) coordinating with the custodian and transfer agent and monitoring the services they provide to the Alleghany Fund; (2) coordinating with and monitoring any other third parties furnishing services to the Alleghany Fund; (3) providing the Alleghany Fund with necessary office space, telephones and other communications facilities and personnel competent to perform administrative and clerical functions; (4) supervising the maintenance by third parties of such books and records of the Alleghany Fund as may be required by applicable federal or state law; (5) preparing or supervising the preparation by third parties of all federal, state and local tax returns and reports of the Alleghany Fund required by applicable law; (6) preparing and, after approval by the Alleghany Fund, filing and arranging for the distribution of proxy materials and periodic reports to shareowners of the Alleghany Fund as required by applicable law; (7) preparing and, after approval by Alleghany, arranging for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law, (8) reviewing and submitting to the officers of Alleghany for their approval invoices or other requests for payment of the Alleghany Fund's expenses and instructing the custodian to issue checks in payment thereof; and (9) taking such other action with respect to Alleghany or the Alleghany Fund as may be necessary in the opinion of the Alleghany Administrator to perform its duties under the Administration Agreement.

         The accrued expenses of the Alleghany Fund are deducted from accrued income before dividends are declared. The Alleghany Fund's expenses include, but are not limited to: fees paid to VAM and First Data; interest; trustees' fees; federal and state securities registration and qualification fees; brokerage fees and commissions; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; charges of the custodian and transfer agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholder reports and shareholder meetings; other expenses which are not expressly assumed by VAM, or the Alleghany Administrator under their respective agreements with Alleghany; and any extraordinary expenses. Any general expenses of Alleghany that are not readily identifiable as belonging to a particular investment portfolio are allocated among all portfolios in the proportion that the assets of a portfolio bears to the assets of Alleghany or in such other manner as Alleghany's Board of Trustees deem appropriate.

         As  compensation  for  services   performed  under  the  Administration
Agreement, the Alleghany Administrator receives a fee payable monthly at an annual rate of _______ of the average daily net assets of the Alleghany Fund.

         Star Bank, National Association ("Star Bank") is custodian for Veredus Trust's assets pursuant to a Custody Agreement. Under such agreement, Star Bank:
(i) maintains a separate bank account or accounts in the United States as to each Veredus Trust fund in the name of Veredus Trust coupled with the name of such fund; (ii) holds and transfers portfolio securities on account of each fund; (iii) accepts receipts and makes disbursements of money on behalf of each Veredus Trust fund; (iv) collects and receives all income and other payments and distributions on account of each Veredus Trust fund's securities; and (v) makes periodic reports to Veredus Trust's Board of Trustees concerning each Veredus Trust fund's operations.

         Bankers Trust Company ("Bankers Trust") serves as Custodian of Alleghany's assets pursuant to a Custodian Agreement. Under such agreement, Bankers Trust: (i) maintains a separate account or accounts in the name of each Alleghany fund; (ii) holds and transfers portfolio securities on account of each Alleghany fund; (iii) accepts receipts and makes disbursements of money on behalf of each Alleghany fund; (iv) collects and receives all income and other payments and distributions on account of each Alleghany fund's securities; and
(v) makes periodic reports to Alleghany's Board of Trustees concerning each Alleghany fund's operations.

         SHAREHOLDER TRANSACTIONS AND SERVICES. The Veredus Fund and the Alleghany Fund offer generally similar shareholder services and transactions. There are however, some differences. For example, the Veredus Fund and the Alleghany Fund have different minimum investment requirements. In addition, the Alleghany Fund provides additional methods of making subsequent purchases of Alleghany Fund Shares by telephone or exchange which are not available with the Veredus Fund. In addition, the Alleghany Fund offers a systematic withdrawal program which is not offered by the Veredus Fund. Information about shareholder transactions and services is set forth in the table below.

                    SHAREHOLDER TRANSACTIONS AND SERVICES OF
                     THE ALLEGHANY FUND AND THE VEREDUS FUND


A.   PURCHASE POLICIES


                                ALLEGHANY FUND               VEREDUS FUND
Minimum Initial Investment  $2,500,* except IRAs, and  $10,000, except qualified
                                   UGMAs                retirement accounts and
                                                       medical savings accounts

                           $500 for IRAs and UGMAs       $2,000 for qualified
                                                        retirement accounts and
                                                       medical savings accounts

                          $50 under Alleghany's           $100 under Veredus
                          Automatic Investment Plan        Fund's Automatic
                                                            Investment Plan

Minimum Subsequent Investment        $50*                        $500


Purchase Methods
     By Exchange                    Yes***                         No
     By Mail                        Yes**                          Yes
     By Wire                        Yes                            Yes
     By Telephone                   Yes***                         No
     Through Dealer or Broker       Yes                            Yes

*    For accounts  opened  through a fund  network,  the network  minimums  will apply.
**   Checks drawn only on banks located in the U.S.
***  Not available for initial investment.


         B.       REDEMPTION PROCEDURES

         Both Alleghany Fund and Veredus Fund allow redemption of Fund shares through an authorized selling or servicing agent, or by mail, telephone or wire. There is a $20 charge for redemptions by wire from the Alleghany Fund. Unlike
Veredus Fund, Alleghany Fund also allows redemption through an automatic withdrawal plan where the net asset value of the applicable account is $50,000 or more.

         Alleghany may, upon 60 days' notice, close a shareholder's account and send the shareholder the proceeds if the balance falls below $50. Veredus Fund may, upon 30 days' notice, close a shareholder's account and send the shareholder the proceeds if the balance falls below $10,000 ($2,000 for qualified retirement accounts and medical savings accounts).

         C.       ADDITIONAL SHAREHOLDER SERVICES

         The Alleghany Fund provides share exchange privileges for shares of the same class of any of the other funds within Alleghany. The Alleghany Fund also has a Systematic Withdrawal Program, for accounts of $50,000 or more which allows for a designated distribution ($50 or more) paid monthly, quarterly, semi-annually or annually to the investor.

         D.       DIVIDENDS AND DISTRIBUTIONS

         The Funds' policies concerning the declaration and payment of dividends and net capital gains are substantially identical. Both Alleghany Fund and Veredus Fund pay dividends from the respective Fund's net income from interest and dividends quarterly and from the net capital gain from sale of portfolio securities at least annually unless they are used to offset losses carried forward from prior years, in which case no such gain is distributed. Dividends from dividend income and capital gain are reinvested in Fund Shares unless the investor instructs the Fund otherwise. Neither Alleghany Fund nor Veredus Fund imposes a sales charge for reinvesting dividends.

         FORMS OF ORGANIZATION. Veredus Trust and Alleghany are open-end series management investment companies registered with the SEC under the 1940 Act, which continuously offer shares to the public. Veredus Trust is organized as an Ohio business trust and is governed by the provisions of its Agreement and Declaration of Trust (the "Declaration of Trust"), By-Laws, a Board of Trustees and Ohio law. Alleghany is organized as a Delaware business trust and is governed by the provisions of its Trust Instrument, as amended and supplemented, By-Laws, Board of Trustees and Delaware law.

         Under Ohio law, shareholders are not liable for any act, omission or obligation of a business trust or its trustees. In addition, the Declaration of Trust of Veredus Trust disclaims shareholder liability for acts or obligations of Veredus Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by Veredus Trust or the Board of Trustees of Veredus Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholders. The Declaration of Trust also provides for indemnification out of a fund's property for all loss and expense of any shareholder of that fund held liable on account of being or having been a shareholder.

         Under Delaware law, shareholders of a Delaware business trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. Not all states have similar statutory or other authority limiting business trust shareholder liability. As a result, to the extent that Alleghany, a series thereof or a shareholder is subject to the jurisdiction of courts in those states, the courts may not apply Delaware law, and may thereby subject shareholders of a Delaware trust to liability. To guard against this risk, the Trust Instrument of Alleghany, (a) provides that any written obligation of Alleghany may contain a statement that such obligation may only be enforced against the assets of Alleghany or the particular series in question and the obligation is not binding upon the shareholders of Alleghany; however, the omission of such a disclaimer will not operate to create personal liability for any shareholders; and (b) provides for indemnification out of trust property of any shareholder held personally liable for the obligations of Alleghany.

         Accordingly, the risk of a shareholder of Alleghany or Veredus Trust incurring financial loss beyond that shareholder's investment because of shareholder liability is limited to circumstances in which: (i) the court refuses to apply Delaware or Ohio law (or the law of a state with similar limitation of personal liability); (ii) no contractual limitation of liability was in effect; and (iii) Alleghany or Veredus Trust, as the case may be, itself would be unable to meet its obligations. In light of applicable state law, the nature of Alleghany's and Veredus Trust's business, and the nature of their assets, the risk of personal liability to a shareholder of Alleghany or Veredus Trust is remote.

         PRINCIPAL RISK FACTORS. Because of the substantially identical nature of the investment objectives, policies and restrictions of the Veredus Fund and the Alleghany Fund, an investment in the Alleghany Fund involves risks that are similar to those of the Veredus Fund. These investment risks, in general, include those typically associated with investing in a portfolio of equity securities of companies whose earnings are growing at an accelerating rate.

         GOVERNING DOCUMENTS.

     Trustees. Each of Veredus Trust and Alleghany are governed by their respective trust documents, in the case of Veredus Trust its Declaration of Trust and, in the case of Alleghany its Trust Instrument (each a "Governing Document" and collectively the "Governing Documents"). Each such Governing Document requires that the affairs of Veredus Trust or Alleghany, as appropriate, be administered by a Board of Trustees (the "Board"). Both Veredus Trust's and Alleghany's Governing Documents allow their Boards to consist of one Trustee. The Alleghany Board is elected by the shareholders of Alleghany. Pursuant to Veredus Trust's Governing Document, the shareholders of Veredus Trust elect Trustees, however, such Trustees may elect their own successors. The Trustees of both Veredus Trust and Alleghany may appoint Trustees to fill vacancies on their respective Boards. Shareholders of Veredus Trust may also elect Trustees to fill vacancies on the Veredus Trust Board. If Veredus Trust

Trustees appoint a Trustee to fill any vacancy (or elect their own successors), at least two-thirds of the Trustees (including such appointed Trustee) must have been elected by the shareholders of Veredus Trust. Both Veredus Trust and
Alleghany Trustees serve until they resign or are removed. The Governing Documents each contain provisions protecting third-parties relying on the authority of Trustees apparently acting in their capacities as Trustees, and each of Veredus Trust and Alleghany are consequently liable for the actions of their Trustees. Pursuant to the Veredus Trust Governing Document, Trustees are entitled to receive compensation for their services to Veredus Trust, which compensation is set by the Board. Similarly, the Alleghany Board has the
authority, pursuant to the Alleghany Governing Document, to set the compensation, if any, of officers and Trustees. Trustees of Veredus Trust or Alleghany may be removed at any time by two-thirds of their respective Trustees or shareholders.

         Personal Liability; Indemnification. Trustees and officers of both Veredus Trust and Alleghany are relieved from personal liability for any actions taken in their capacities as Trustees or officers, as long as those actions do not constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties as Trustees or officers. The indemnity provided by both Governing Documents requires Veredus Trust or Alleghany, as appropriate, to pay expenses for the defense of and reimburse the indemnified party for any liability arising out of any lawsuit or other action brought against a Trustee or officer for actions taken in their capacities as officers or Trustees, subject to the limitations set forth above. Each of Veredus Trust and Alleghany are also permitted, in the case of Alleghany, and required, in the case of Veredus Trust, to advance expenses of defense prior to a final disposition of the action, provided that the party receiving the advance provides an undertaking to reimburse such payment in the event that it is found that the liability arose out of actions taken for which indemnification is prohibited by the relevant Governing Document. Both Governing Documents provide that a shareholder is not personally liable by virtue of having been a shareholder, and that such shareholder is entitled to indemnification out of the assets of the series in which his shares are held, for indemnification from such liability.

         Redemption of Shares. Both Governing Documents allow shareholders to make requests for redemptions. With respect to Alleghany, such requests may be made at any time. With respect to Veredus Trust, such requests may be made at times permitted by the Trust, but no less frequently than once each week. Both Governing Documents also allow the Trustees to postpone payment of the redemption price as permitted under the 1940 Act and to suspend the right to redemptions at any time for an indefinite period of time. The Alleghany Trustees may also elect to make redemptions to the extent such redemptions are deemed necessary by the Trustees to maintain Alleghany's qualifications as a regulated investment company under the Internal Revenue Code. The Governing Document for Veredus Trust also allows Veredus Trust to make certain optional redemptions of shares if (a) the Trustees determine that a failure to redeem such shares may have materially adverse consequences to all or any of the holders of shares, or any series or class of shares, of Veredus Trust, or (b) upon such other conditions as determined by the Trustees and set forth in the then current Prospectus of Veredus Trust with respect to maintenance of a minimum amount in shareholders' accounts.

         Assets of Trust. The Governing Documents of both Alleghany and Veredus Trust provide that each series of shares represents a beneficial interest in only the assets of that series, for which separate accounts are kept. In addition, the Alleghany and Veredus Trust Governing Documents both specify that creditors of a particular series are entitled to look to the assets of only that series to satisfy indebtedness of that series. Both Veredus Trust and Alleghany Trustees may, in their sole discretion, allocate assets and liabilities among series, if such assets and liabilities are not readily identifiable as allocable to a particular series.

         Determination of Net Asset Value. The net asset value for any series of Alleghany is determined by subtracting the liabilities of that particular series from the assets thereof (such assets to be valued at market value, if a market is readily identifiable, or fair value if no market can be identified). The Trustees of Alleghany may, however, adopt an alternative method of valuation. If the net income of any Alleghany series is a negative number, the Trustees are permitted, pursuant to the Governing Document, to (a) offset the negative sum pro rata against the accrued dividends of the shareholders of such series, (b) reduce the outstanding shares of such series, and/or (c) reduce the payment of declared dividends until such net number reaches zero.

     The net asset value for any series of Veredus Trust is determined by dividing the value of the assets (less any liabilities) of that series by the total number of shares of that series or class outstanding, all determined in accordance with methods and procedures established by the Veredus Trust Trustees. Net asset value is determined separately for each class of a series. The Veredus Trust Trustees may determine to maintain the net asset value per share of any Veredus Trust series or class at a designated constant dollar amount and may adopt procedures, consistent with the 1940 Act, for the continuing declarations of income attributable to that series or class as dividends payable in additional shares of that series or class at the designated constant dollar amount and for handling of any losses attributable to that series or class. Such procedures may provide that in the event of any loss each Veredus Trust shareholder will be treated as having contributed to the capital of Veredus Trust attributable to that series or class his pro rata portion of the total number of shares required to be cancelled in order to permit the net asset value per share of that series or class to be maintained, after reflecting such loss, at the designated constant dollar amount.


     Custodian. Alleghany is at all times required by its Governing Document to employ a Custodian for the accounts of Alleghany. Veredus Trust is subject to a similar requirement pursuant to its By-laws.

ANNUAL MEETINGS AND SHAREHOLDER MEETINGS; SHAREHOLDER PROPOSALS FOR FUTURE MEETINGS. Neither Alleghany nor Veredus Trust presently intends to hold annual meetings of shareholders for the election of Trustees and other business unless otherwise required by the 1940 Act. Under certain circumstances, however, shareholders of the Veredus Fund have the right to call a meeting of shareholders. If the Trustees fail to call or give notice of a meeting of shareholders for a period of 30 days after written request by shareholders holding at least 25% of the shares then outstanding requesting a meeting be called for any other purpose requiring action by the shareholders pursuant to the Veredus Trust Declaration of Trust, then shareholders holding at least 25% of the shares then outstanding may call and give notice of such meeting.
Similarly, under certain circumstances, shareholders may request that the Trustees of Alleghany call a shareholder meeting; the Secretary of Alleghany shall call a meeting upon the written request of shareholders owning at least 10% of the outstanding Shares entitled to vote and upon payment by such shareholders of the estimated cost of preparing and mailing a notice of the meeting. All shareholder proposals for inclusion in a proxy statement for any subsequent meeting of shareholders must be received by the relevant Fund a reasonable period of time prior to any such meeting.

         YOUR TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.


PROPOSAL 2. APPROVAL OF INTERIM MANAGEMENT AGREEMENT FOR PERIOD BETWEEN PURCHASE
                  TRANSACTION AND CONSUMMATION OF REORGANIZATION

         Veredus Trust shareholders are being asked to approve an interim Management Agreement between Veredus Trust and VAM for the period between the purchase by AAM of a substantial interest in VAM (the "Purchase Transaction") and consummation of the Reorganization (the "Interim Agreement"). The Interim Agreement will be identical in all respects to the Current Agreement except that the Interim Agreement will be dated the date of shareholder approval of the Interim Agreement.

         SUMMARY OF PURCHASE TRANSACTION. VAM, AAM and the members of VAM entered into a Subscription Agreement dated September _____, 1998 (the "Subscription Agreement"). Pursuant to this agreement, AAM will acquire a 40% interest, and three options to acquire an additional 10% interest each, in VAM, for an aggregate subscription cost payable to VAM of $1,125,000. The purchase price is payable at closing of the transaction in immediately available funds. The options are exercisable in calendar year 2003, 2005 and 2007, respectively. The exercise price for each of the options will be the fair market value at the time of exercise of the units of membership interest. VAM will enter into employment agreements with B. Anthony Weber and Charles P. McCurdy, Jr. at the same time the Subscription Agreement is executed. Consummation of the purchase is subject to a number of conditions.

         Pursuant to the Subscription Agreement, AAM will be entitled to designate two of the five directors of VAM. Mr. Weber will be entitled to designate three of the directors. If and when AAM acquires 50% of VAM pursuant to the options granted to it, AAM will be entitled to designate a majority of the directors of the Board of VAM.

     Mr. Weber, a Trustee of Veredus Trust, is the controlling member of VAM and, as a result, will benefit from AAM's purchase of an interest in VAM.

     TERMS OF  CURRENT  AGREEMENT.  Under the  Current  Agreement,  the  Adviser
provides the Veredus Fund investment advice and furnishes a continuous investment program for the Veredus Fund. The Adviser bears all of the operating expenses of the Veredus Fund except brokerage fees and commissions, taxes, interest, fees and expenses of the non-interested trustees and extraordinary or non-recurring expenses.

         The Adviser selects brokers or dealers with whom to place purchase and sale orders for portfolio securities, subject to the periodic review of Veredus Trust. In such selection and placement of orders, the Adviser must seek the best qualitative execution, taking into account such factors as price, the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

         The Current Agreement provides that the Adviser is not liable for any act or omission in connection with services rendered under the Current Agreement, unless there has been willful misfeasance, bad faith or gross negligence on the Adviser's part in performing, or by reckless disregard of, its duties under the Current Agreement.

         The Current Agreement also provides that it will remain in effect until two years from the date of its execution and will continue in effect from year to year thereafter only if approved annually by (i) the vote of the Veredus Trust Board or by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Veredus Fund, and (ii) a majority of the independent Trustees, by a vote cast in person at a meeting called for that purpose. The Current Agreement terminates automatically in the event of its assignment. It may also be terminated without penalty on 60 days' written notice by the Board, by the vote of a majority of the outstanding voting securities of the Veredus Fund, or by the Adviser.

         Under the Current Agreement, all rights to the name "Veredus" belong to the Adviser and Veredus Trust is granted a limited license (without charge) to use "Veredus" in the Fund or any class name. Veredus Trust's right to use the name automatically ceases 90 days following termination of the Current Agreement. The Adviser may also withdraw the right to the name while the Current Agreement is in effect upon 90 days' written notice to Veredus Trust.

         The  Current  Agreement  provides  that  the  Trustees,   officers  and
shareholders are not liable for the obligations of Veredus Trust.

         For its services under the Current Agreement, the Adviser receives monthly a fee at the annual rate of 1.50% of the average daily net assets minus the amount by which the Veredus Fund's total expenses (including organizational expenses, but excluding brokerage, taxes, interest and extraordinary expenses) exceeds 1.50%. The Current Agreement is dated June 10, 1998 and was approved by the sole shareholder of Veredus Fund on June 23, 1998 in connection with the establishment of the Veredus Fund. As of the date hereof, Veredus Fund has paid $______ in management fees to VAM since the Fund was established in June 1998.

         MANAGEMENT OF ADVISER. The following table sets forth the name, address and principal occupation of the principal executive officer and manager of the Adviser. The Adviser is a manager-managed limited liability company.




   Name and Address               Position with Adviser                          Principal Occupation
B. Anthony Weber                  President and Chief Investment Officer,       President and Chief Executive Officer of
6900 Bowling Blvd., Suite 250     Manager                                       VAM, LLC
Louisville, Kentucky 40207



                          TRUSTEES AND OFFICERS OF FUND

         The name of the Trustees and executive officers of Veredus Trust are shown below. Each Trustee who is an "interested person" of Veredus Trust, as defined in the 1940 Act, is indicated by an asterisk.

Name and Address                                     Position With Veredus Trust

B. Anthony Weber* (1)                                Trustee, President and
6900 Bowling Blvd., Suite 250                        Treasurer
Louisville, Kentucky 40207

Charles P. McCurdy, Jr.* (2)                         Trustee and Secretary
6900 Bowling Blvd., Suite 250
Louisville, Kentucky 40207

James R. Jenkins* (3)                                Chief Financial Officer
6900 Bowling Blvd., Suite 250
Louisville, Kentucky 40207

Michael B. Mountjoy                                  Trustee
2300 Waterfront Plaza
Louisville, Kentucky 40202

Michael J. Kelley                                    Trustee
3170 Wasson Road
Cincinnati, Ohio 45209

J. Sherman Henderson, III                            Trustee
9931 Corporate Campus, Suite 3000
Louisville, Kentucky 40223

----------

(1) Mr. Weber is the President and Chief Investment Officer of the Adviser. Mr. Weber controls the Adviser, holding 70% of membership interests in the Adviser.

(2) Mr. McCurdy is the Executive Vice President and Director of Research of the Adviser. He owns 10% of the membership interests in the Adviser.

(3) Mr. Jenkins is the Vice President and Chief Operating Officer of the Adviser. He owns 5% of the membership interests in the Adviser.


                        REASONS FOR AN INTERIM AGREEMENT.

     Under the 1940 Act, any "assignment" of the adviser's existing advisory agreement results in a termination of such agreement. Under the 1940 Act, the Purchase Transaction will result in an assignment and will terminate the Current Agreement.

         The Trustees considered, among other factors, the services provided by VAM under the Current Agreement, the fact that terms of the Current Agreement and the proposed Interim Agreement will be identical (except for the date of the Interim Agreement), the financial condition of VAM, and that the Reorganization may not be fully completed when the Purchase Transaction is consummated.

         As a result, the Trustees, including the disinterested Trustees, determined that it was in the best interests of the shareholders of the Veredus Fund that the proposed Interim Agreement be adopted. At a meeting on October 26, 1998, the disinterested Trustees and the Board of Trustees as a whole approved the adoption of the Interim Agreement and voted to submit approval of the Interim Agreement to a vote of the shareholders of Veredus Fund, and recommend its approval. If approved by the shareholders, the Interim Agreement will take effect upon shareholder approval and remain in effect until the Reorganization is consummated. Upon consummation of the Reorganization, the New Agreement will become effective. The terms of the New Agreement are discussed under Proposal 1. See "Comparison of Veredus Fund and Alleghany Fund--Advisory Arrangements."

         Under the 1940 Act, the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund is required for approval of the Interim Agreement.

         YOUR TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF APPROVAL OF THE INTERIM AGREEMENT.

PROPOSAL 3.  RATIFICATION OF INDEPENDENT AUDITORS

     The Trustees, including a majority of the Trustees who are not "interested persons" (as defined by the 1940 Act) of Veredus Fund, have selected the firm of KPMG Peat Marwick LLP, independent auditors, to examine the financial statements for the fiscal year of Veredus Fund ending in 1998. Such appointment is subject to approval of the Reorganization, and to ratification of such appointment, by the shareholders of Veredus Fund. Veredus Fund knows of no direct or indirect financial interest of such firm in such Fund. In the event the Reorganization is not approved, such appointment will not become effective, and Arthur Andersen LLP shall continue as Veredus Fund's independent auditors.

     [Representatives of KPMG Peat Marwick LLP are expected to be present at the Meeting, will be available to respond to questions from shareholders and will have the opportunity to make a statement if they so desire.]

     The affirmative vote of a majority of the shares of Veredus Fund present at the Meeting in person or by proxy is required to ratify the selection of independent auditors.

     YOUR TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF RATIFICATION OF KPMG PEAT MARWICK LLP AS INDEPENDENT AUDITORS IN THE EVENT THE REORGANIZATION IS APPROVED.

INFORMATION RELATING TO VOTING MATTERS

     VOTING INFORMATION. This Proxy Statement is being furnished in connection with the solicitation of proxies by Veredus Trust's Board of Trustees for the Meeting. Only shareholders of record at the close of business on October 30, 1998 will be entitled to vote at the Meeting. Each whole or fractional share is entitled to a whole or fractional vote. Shares represented by a properly executed proxy will be voted in accordance with the instructions thereon or, if no specification is made, the persons named as proxies will vote in favor of each proposal set forth in the Notice of Meeting. Proxies may be revoked at any time before they are exercised by submitting to Veredus Trust a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.

     The Alleghany Fund is a newly  organized  _______ of Alleghany.  As part of
its   organization,   the  Alleghany  Fund  assigned  one  share  to  Alleghany.
Accordingly, Alleghany is the sole shareholder of the Alleghany Fund.

      SHAREHOLDER AND BOARD APPROVALS. The Reorganization Agreement and related matters, the Interim Agreement, and ratification of the independent auditors are being submitted for approval at the Meeting to Veredus Trust's shareholders pursuant to the provisions of Veredus Trust's Declaration of Trust. Approval of both the Reorganization Agreement and the Interim Agreement require the approval of a majority (as defined in the 1940 Act) of the outstanding shares of the Veredus Fund. Ratification of the independent auditors requires the affirmative vote of a majority of the shares of Veredus Fund present at the Meeting in person or by proxy.

     The approval of the Reorganization Agreement by the Trustees of Veredus Trust is discussed above under "Information Relating to the Proposed Reorganization--Board Consideration." The Reorganization Agreement was approved by the Trustees of Alleghany at a meeting held on [__________, 1998]. Approval of the Interim Agreement by the Trustees of Veredus Trust is discussed above under "Reasons for an Interim Agreement." Ratification of KPMG Peat Marwick LLP as the independent auditors of Veredus Fund is discussed above under "Ratification of Independent Auditors."

     QUORUM; ANY ADJOURNMENTS OR REQUIRED VOTES. In the event that a quorum, or a majority of the shares of the Veredus Fund entitled to vote at the Meeting, is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve the Reorganization Agreement or the Interim Agreement are not received by the Veredus Fund, one or more adjournment(s) may be proposed and approved by a majority of the shareholders represented at the meeting to permit further solicitation of proxies. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. If a meeting is adjourned with respect to a proposal, any other proposal may still be acted on by shareholders. The persons named as proxies will vote in favor of such adjournment those proxies which are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal. A majority of the shares voted, at a shareholder meeting at which a quorum is present, shall decide any questions, except when a higher number is required or permitted by any provision of the 1940 Act or other applicable law or by the Veredus Trust Agreement and Declaration of Trust or By-Laws. Under the 1940 Act, the vote of a majority of shares means the vote (i) of 67% or more of the shares present at the meeting, if holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) of more than 50% of the outstanding Shares, whichever is less. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions will be treated as shares that are present at the Meeting but which have not been voted. Abstentions will have the effect of a "no" vote for purposes of obtaining the requisite approvals. Broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as abstentions, the effect of which is described above. SHAREHOLDER PROPOSALS To be considered for presentation at a shareholders' meeting, rules promulgated by the SEC require that, among other things, a shareholder's proposal must be received at the offices of the Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included. Any shareholder who wishes to submit a proposal for consideration at a meeting of the Fund should send such proposal to the Fund at 6900 Bowling Blvd., Suite 250, Louisville, Kentucky 40207.

 VOTING SECURITIES AND PRINCIPAL HOLDERS

         As of , 1998, the officers and Trustees of Veredus Trust as a group owned less than 1% of the Veredus Fund. The following table shows the name, address and share ownership of each person known to Veredus Trust to have beneficial or record ownership with respect to 5% or more of the shares of Veredus Fund as of October 30, 1998. As a result of the Reorganization, it is anticipated that the following persons shall have the same ownership in the Alleghany Fund.

                                      Amount of
                                    Shares Owned;       Percentage
        NAME AND ADDRESS          Type of Ownership      of Fund







         *Shares are believed to be held only as nominee.

         For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder or more than 25% of the Veredus Fund shares, or is identified as the holder of record of more than 25% of the Veredus Fund shares and has voting and/or investment power, it may be presumed to control the Veredus Fund.

OTHER BUSINESS

         Veredus Trust's Board of Trustees knows of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, it is the intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

SHAREHOLDER INQUIRIES

         Shareholder inquiries may be addressed to the VAM in writing at the addresses, or by phone at the phone numbers, on the cover page of this Proxy Statement.



                                      * * *



         SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. SHAREHOLDERS ALSO MAY RETURN PROXIES BY TELEFACSIMILE.

                                   APPENDIX I

                      AGREEMENT AND PLAN OF REORGANIZATION

         THIS  AGREEMENT  AND  PLAN  OF  REORGANIZATION   (the   "Reorganization
Agreement") is made as of this ___ day of _______, 1998, by and between Alleghany Funds ("Alleghany"), a Delaware business trust, for itself and on behalf of Alleghany/Veredus Aggressive Growth Fund (the "Acquiring Fund"), and Veredus Funds ("Veredus"), an Ohio business trust, for itself and on behalf of Veredus Growth Fund (the "Acquired Fund").

         In accordance with the terms and conditions set forth in this Reorganization Agreement, the parties desire that substantially all of the assets of the Acquired Fund be transferred to the Acquiring Fund, in exchange for shares of the Acquiring Fund ("Acquiring Fund Shares") and the assumption by the Acquiring Fund of substantially all of the liabilities of the Acquired Fund, and that such Acquiring Fund Shares be distributed immediately after the Closing, as defined in this Reorganization Agreement, by the Acquired Fund to its shareholders in liquidation of the Acquired Fund. It is intended that the reorganization described in this Reorganization Agreement shall qualify as a reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

         In consideration of the promises and of the covenants and agreements hereinafter set forth, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

1        REORGANIZATION OF ACQUIRED FUND

         1.1. Subject to the terms and conditions herein set forth, and on the basis of the representations and warranties contained herein, the Acquired Fund shall assign, deliver and otherwise transfer its assets as set forth in paragraph 1.2 and identified in Schedule A (the "Fund Assets") to the Acquiring Fund, and the Acquiring Fund shall, as consideration therefor, on the Closing Date (as defined in paragraph 3.1), (i) deliver to the Acquired Fund a number Shares of beneficial interest of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund Assets attributable to shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund assumed by the Acquiring Fund on that date, and (ii) assume the Acquired Fund's liabilities as described in paragraph 1.3 ("Liabilities"). Such transfer, delivery and assumption shall take place at the closing provided for in paragraph 3.1 (hereinafter sometimes referred to as the "Closing"). Promptly after the Closing, the Acquired Fund shall distribute the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund as provided in paragraph 1.4 hereof. Such transaction is hereinafter sometimes collectively referred to as the "Reorganization."

         1.2. With respect to the Acquired Fund, the Fund Assets shall consist of all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, claims and receivables (including dividend and interest receivables) owned by the Acquired Fund, and any prepaid expenses shown as an asset on the Acquired Fund's books on the Closing Date. Notwithstanding the foregoing, the assets to be acquired will not include cash or cash equivalents in the amount necessary to pay the dividends or other distributions contemplated by paragraph 1.4.

         1.3 Except as otherwise provided herein, as of the Closing Date, the Acquiring Fund will assume from the Acquired Fund all debts, liabilities, obligations and duties of the Acquired Fund of whatever kind or nature, whether absolute, accrued, contingent or otherwise, arising in the ordinary course of business, whether or not determinable as of the Closing Date and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, the Acquiring Fund will not assume any Acquired Fund's obligation to pay certain expenses incurred by the Acquired Fund in connection with the transactions contemplated by this Agreement, or assume such Acquired Fund's obligation to pay the dividends and/or other distributions contemplated by paragraph 1.4; and further provided that the Acquired Fund agrees to utilize its best efforts to discharge all of its known debts, liabilities, obligations and duties (other than pursuant to paragraph 1.4) prior to the Closing Date. Without limiting the generality of the foregoing, it is understood that recourse for the Acquired Fund's Liabilities assumed by the Acquiring Fund shall, at and after the Closing Date, be limited to the assets of the Acquiring Fund.

         1.4 Prior to the Closing Date, the Acquired Fund will declare a dividend and/or other distribution to be paid within 30 days after the Closing Date to its shareholders of record so that, upon such payment, it will have distributed all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gains, if any, through and including the Closing Date.The Acquired Fund will endeavor to discharge all of its known Liabilities and obligations prior to the Closing Date.

         1.5. Promptly after the Closing with respect to the Acquired Fund, the Acquired Fund will distribute the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1 PRO RATA (in accordance with the relation that the number of Acquiring Fund Shares held by each shareholder bears to the total number of Acquiring Fund Shares then outstanding) to holders of Acquired Fund Shares, the holders entitled to such distributions being the shareholders of record determined as of the close of business on the Closing Date ("Acquired Fund Investors") in complete liquidation of the Acquired Fund. Such distribution will be accomplished by an instruction, signed by an appropriate officer of Veredus, to transfer the Acquiring Fund Shares then credited to the Acquired Fund's account on the books of the Acquiring Fund to open accounts on the books of the Acquiring Fund established and maintained by the Acquiring Fund's transfer agent in the names of record of the Acquired Fund Investors and representing the respective PRO RATA number of shares of the Acquiring Fund due such Acquired Fund Investor. In exchange for Acquiring Fund Shares distributed, all issued and outstanding shares of beneficial interest of the Acquired Fund will be redeemed and canceled simultaneously therewith on the Acquired Fund's books.

         1.6. If a request shall be made for a change of the registration of shares of the Acquiring Fund to another person from the account of the shareholder in which name the shares are registered in the records of the Acquired Fund it shall be a condition of such registration of shares that there be furnished the Acquiring Fund an instrument of transfer properly endorsed, accompanied by appropriate signature guarantees and otherwise in proper form for transfer, and that the person requesting such registration shall pay to the Acquiring Fund any transfer or other taxes required by reason of such registration or establish to the reasonable satisfaction of the Acquiring Fund that such tax has been paid or is not applicable. None of the outstanding shares of Acquired Fund are in certificated form.

         1.7. Following the transfer of assets by the Acquired Fund to the Acquiring Fund, the assumption of the Acquired Fund's Liabilities as set forth herein by the Acquiring Fund, and the distribution by the Acquired Fund of the Acquiring Fund Shares received by it pursuant to paragraph 1.5, the Acquired Fund shall, as soon as reasonably practicable, terminate the qualification, classification and registration of the Acquired Fund at all appropriate federal and state agencies. All reporting and other obligations of Veredus with respect to the Acquired Fund shall remain the exclusive responsibility of Veredus up to and including the date on which the Acquired Fund is terminated and deregistered, subject to any reporting or other obligations described in paragraph 4.10.

2.       VALUATION

         2.1. With respect to the Acquired Fund, the value of the Fund Assets shall be the value of such assets computed as of the time at which its net asset value is calculated pursuant to the valuation procedures set forth in the Acquiring Fund's then current prospectus and statement of additional information on the Closing Date (such time and date being herein called the "Applicable Valuation Date").

         2.2. The net asset value of a share of the Acquiring Fund shall be the net asset value per share computed on the Applicable Valuation Date, using the valuation procedures set forth in the Acquiring Fund's then current prospectus and statement of additional information.

3.       CLOSING AND CLOSING DATE

         3.1. The Closing for the Reorganization shall occur on , 1998, or on such other date as may be mutually agreed upon in writing by the officers of the parties hereto (the "Closing Date"). The Closing shall be held at
______________________
__________________________________________________________or   at   such   other
location as is mutually agreeable to the parties. All acts taking place at the Closing shall be deemed to take place simultaneously as of _____ _____.m. __________ time on the Closing Date unless otherwise provided.

         3.2. The Acquiring Fund's custodian shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund's portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, by the Acquired Fund in conjunction with the delivery of portfolio securities. Proper delivery of cash shall be by wire to ___________________________, pursuant to instruction to be delivered prior to the Closing.

         3.3. Notwithstanding anything herein to the contrary, in the event that on the Applicable Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of Alleghany and Veredus, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Applicable Valuation Date and Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

         3.4. With respect to the Acquired Fund, Veredus shall provide Alleghany and its transfer agents with immediate access from and after the Closing Date to
(a) the computer, electronic or such other forms of records containing the names, addresses and taxpayer identification numbers of all of the Acquired Fund investors (each an "Acquired Fund Investor," and collectively, "Acquired Fund Investors") and the number and percentage ownership of outstanding Acquired Fund shares owned by each Acquired Fund Investor, all as of the Applicable Valuation Date, and (b) all original documentation (including all applicable Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Acquired Fund Investors' taxpayer identification numbers and their liability for or exemption from back-up withholding. The Acquiring Fund shall issue and deliver to the Secretary or Assistant Secretary of Veredus, acting on behalf of the Acquired Fund, a confirmation evidencing the Acquiring Fund Shares credited on the Closing Date or shall provide evidence satisfactory to the Acquired Fund that the Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents of transfer, assignment or conveyance as such other party or its counsel may reasonably request.

         3.5. Within thirty (30) days after the Closing Date, the Acquired Fund shall deliver, in accordance with Article 1 hereof, to the Acquiring Fund a statement of the Fund Assets and Liabilities, together with a list of the Acquired Fund's portfolio securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Closing Date, certified by an appropriate officer of Veredus.

         3.6 The Acquiring Fund will cause a confirmation statement to be mailed or delivered to each Acquired Fund Investor setting forth the number of Acquiring Fund Shares registered in such Acquired Fund Investor's name.

4.       COVENANTS WITH RESPECT TO THE ACQUIRING FUND AND THE ACQUIRED FUND

         4.1. The Acquired Fund has called or will call a meeting of its shareholders to consider and act upon this Reorganization Agreement, and to take all other actions reasonably necessary to obtain the approval of the transactions contemplated herein, including approval for the Acquired Fund's liquidating distribution of the Acquiring Fund Shares contemplated hereby, and for Veredus to terminate the Acquired Fund's qualification, classification and registration if requisite approvals are obtained with respect to the Acquired Fund. Alleghany and Veredus will jointly prepare the notice of meeting, form of proxy and proxy statement (collectively, "Proxy Materials") to be used in connection with such meeting; provided that Alleghany has furnished or will furnish Veredus with information relating to the shares of the Acquiring Fund to be issued to the shareholders of the Acquired Fund as is reasonably necessary for the preparation of the Proxy Materials.

         4.2. Veredus, on behalf of the Acquired Fund, covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Reorganization Agreement.

         4.3. Veredus, on behalf of the Acquired Fund, will provide the Acquiring Fund with all such information as the Acquiring Fund reasonably requests concerning the record and beneficial ownership of shares of the Acquired Fund.

         4.4. Subject to the provisions hereof, Alleghany, on its own behalf and on behalf of the Acquiring Fund; and Veredus, on its own behalf and on behalf of the Acquired Fund, will take, or cause to be taken, all actions, and do, or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated herein.

         4.5. Veredus, on behalf of the Acquired Fund, shall furnish to the Acquiring Fund on the Closing Date, a final statement of the total amount of the Acquired Fund's assets and Liabilities as of the Closing Date, which statement shall be certified by an appropriate officer of Veredus as being determined in accordance with generally accepted accounting principles consistently applied and as being valued in accordance with paragraph 2.1 hereof. As promptly as practicable, but in any case within sixty (60) days after the Closing Date, Veredus, on behalf of the Acquired Fund, shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to Alleghany, on behalf of the Acquiring Fund, a statement certified by an officer of Veredus of the Acquired Fund's federal income tax attributes that will be carried over to the Acquiring Fund in the Reorganization pursuant to Section 381 of the Code.

         4.6. As soon after the Closing Date as is reasonably practicable, Veredus, on behalf of the Acquired Fund: (a) shall prepare and file all federal and other tax returns and reports of the Acquired Fund required by law to be filed with respect to all periods ending on or before the Closing Date but not theretofore filed and (b) shall pay all federal and other taxes shown as due thereon and/or all federal and other taxes that were due and unpaid as of the Closing Date.

         4.7. With respect to the Acquiring Fund, Alleghany agrees to operate in accordance with its then current prospectus and statement of additional information prepared in accordance with Form N- 1A, including qualifying as a regulated investment company under Subchapter M of the Code.

         4.8. Following the transfer of assets by the Acquired Fund to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption of the Liabilities of the Acquired Fund as contemplated herein, Veredus will file any required final regulatory reports, including but not limited to any Form N-SAR and Rule 24f-2 filings with respect to such Acquired Fund, promptly after the Closing Date and also will take all other steps as are necessary and proper to effect the termination or declassification of the Acquired Fund of Veredus in accordance with the laws of the State of Ohio and other applicable requirements.

         4.10. The Acquired Fund will pay or cause to be paid to the Acquiring Fund any interest, cash or such dividends, rights and other payments received by it on or after the Closing Date with respect to the investments and other properties and assets of the Acquired Fund, whether accrued or contingent, received by it on or after the Closing Date. Any such distribution shall be deemed included in the assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone "ex" such distribution prior to the Applicable Valuation Date, in which case any such distribution which remains unpaid at the Closing Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Fund.

5.       REPRESENTATIONS AND WARRANTIES

     5.1 Alleghany, on behalf of itself and the Acquiring Fund, represents and warrants to the Veredus as follows:


     5.1.a. Alleghany was duly created pursuant to its Trust Instrument by the Trustees for the purpose of acting as a management investment company under the 1940 Act and is validly existing under the laws of the State of Delaware, and the Trust Instrument directs the Trustees to manage the affairs of Alleghany and grants them all powers necessary or desirable to carry out such responsibility, including administering Alleghany business as conducted by Alleghany and as described in the current prospectuses of Alleghany; Alleghany is duly registered as an investment company classified as an open-end management company, under the 1940 Act and its registration with the SEC as an investment company is in full force and effect;

     5.1.b. The Acquiring Fund is not in violation of, and the execution, delivery and performance of this Reorganization Agreement by Alleghany for itself and on behalf of the Acquiring Fund will not (i) violate Alleghany's Trust Instrument or By-laws or (ii) result in a breach or violation of, or constitute a default under any material Agreement or material instrument, to which Alleghany is a party or by which its properties or assets are bound;

     5.1.c. Except as previously disclosed in writing to the Veredus, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to Alleghany's knowledge, threatened against Alleghany or its business, the Acquiring Fund or any of their properties or assets, which, if adversely determined, would materially and adversely affect Alleghany or the Acquiring Fund's financial condition or the conduct of their business, and Alleghany knows of no facts that might form the basis for the institution of any such proceeding or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions contemplated herein;

     5.1.d. All shares to be issued in connection with the Reorganization of the Acquiring Fund will, as of the Closing Date, be duly authorized and validly issued and outstanding, fully paid and non-assessable by Alleghany and the Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of its shares;

     5.1.e. The  execution,  delivery  and  performance  of this  Reorganization
          Agreement on behalf of the Acquiring Fund will have been duly authorized prior to the Closing Date by all necessary action on the part of Alleghany and the Trustees, and this Reorganization Agreement constitutes a valid and binding obligation of Alleghany and the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

     5.1.f. The Acquiring Fund Shares to be issued and delivered to the Acquired
          Fund for the account of the Acquired Fund Investors, pursuant to the terms hereof, will have been duly authorized as of the Closing Date and, when so issued and delivered, will be duly and validly issued, fully paid and non-assessable, and the shares of the Acquiring Fund issued and outstanding prior to the Closing Date were offered and sold in compliance with the applicable registration requirements, or exemptions therefrom, of the 1933 Act, and all applicable state securities laws, and the regulations thereunder;

     5.1.g. On the effective date of the Registration  Statement, at the time of the meeting of the Acquired Fund shareholders and on the Closing Date, any written information furnished by Alleghany with respect to Acquiring Fund for use in the Proxy Materials or any other materials provided in connection with the Reorganization does not and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading, and the Registration Statement will comply in all material respects with the applicable provisions of the Securities Exchange Act of 1934 (the "1934 Act") and the 1940 Act;

     5.1.h. No governmental consents,  approvals,  authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Reorganization Agreement by Alleghany, for itself and on behalf of the Acquiring Fund, or the performance of the Reorganization Agreement by Alleghany, for itself and on behalf of the Acquiring Fund, except for such consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date;

     5.1.i. All federal and other tax returns and reports of Alleghany and the Acquiring Fund required by law to be filed on or before the Closing Date have been or will be filed, and all federal and other taxes owed by Alleghany on behalf of the Acquiring Fund have been or will be paid so far as due, and to the best of Alleghany's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

     5.1.j. At the Closing Date, the Acquiring Fund will have good and marketable title to their assets and full right, power and authority to assign, deliver and otherwise transfer such assets;

     5.1.k. The Acquiring Fund was established by the Trustees of Alleghany in order to effect the transactions described in this Reorganization Agreement. The Acquiring Fund has not yet filed its first federal income tax returns and, thus, has not yet elected to be treated as a "regulated investment company" for federal income tax purposes. However, upon filing its first income tax return at the completion of its first taxable year, the Acquiring Fund will elect to be a "regulated investment company" and until such time will take all steps necessary to ensure that its qualifies for taxation as a "regulated investment company" under Sections 851 and 852 of the Code;

     5.1.l. Immediately following consummation of the Reorganization,  Acquiring
          Fund will hold the same assets except for assets distributed to shareholders who receive cash or other property - and be subject to the same Liabilities that Acquired Fund held or was subject to immediately prior thereto, plus any Liabilities and expenses of the parties incurred in connection with the Reorganization;

     5.1.m. Acquiring Fund has not commenced operations and will not commence operations until after the Closing;

     5.1.n.  Prior to the  Closing,  there  will be no  issued  and  outstanding
          Acquiring Fund Shares or any other securities issued by Acquiring Fund, except one share issued at the creation of the Acquiring Fund which will be redeemed contemporaneously with the Closing;

     5.1.o. No  consideration  other than  Acquiring  Fund Shares (and Acquiring
          Fund's assumption of the Liabilities) will be issued in exchange for the Fund Assets in the Reorganization;

     5.1.p.  Acquiring  Fund  has no  plan  or  intention  to  issue  additional
          Acquiring Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does Acquiring Fund have any plan or intention to redeem or otherwise reacquire any Acquiring Fund Shares issued pursuant to the Reorganization, other than through redemptions arising in the ordinary course of such business;

     5.1.q. Acquiring Fund (a) will actively continue Acquired Fund's business in substantially the same manner that Acquired Fund conducted that business immediately before the Reorganization, (b) has no plan or intention to sell or otherwise dispose of any of the Fund Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (c) expects to retain substantially all the Fund Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status; and

     5.1.r. There is no plan or intention for Acquiring Fund to be dissolved or merged into another corporation or business trust or "fund" thereof (within the meaning of Section 851(h)(2) of the Code) following the Reorganization;

     5.2. Veredus, on behalf of itself and the Acquired Fund, represents and warrants to Alleghany as follows:

     5.2.a. Veredus was duly created  pursuant to its Agreement and  Declaration of Trust by the Trustees for the purpose of acting as a management investment company under the 1940 Act and is validly existing under the laws of the State of Ohio, and the Agreement and Declaration of Trust directs the Trustees to manage the affairs of Veredus and grants them all powers necessary or desirable to carry out such responsibility, including administering Veredus business as currently conducted by Veredus and as described in the current prospectus of Veredus; Veredus is registered as an investment company classified as an open-end management company, under the 1940 Act and its registration with the SEC as an investment company is in full force and effect;

     5.2.b. All of the issued and outstanding shares representing units of beneficial interest of the Acquired Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws;

     5.2.c. The Acquired Fund is not in violation of, and the execution and the performance of the Reorganization Agreement by Veredus for itself and on behalf of the Acquired Fund does not and will not (i) violate Veredus' Agreement and Declaration of Trust or By-Laws, or (ii) result in a breach or violation of, or constitute a default under, any term of any material agreement or material instrument to which Veredus is a party or by which its properties or assets are bound, except as otherwise disclosed in writing to the Acquiring Fund;

     5.2.d. No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to Veredus' knowledge, threatened against the Acquired Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the Acquired Fund's financial condition or the conduct of its business, and Veredus knows of no facts that might form the basis for the institution of any such proceeding or investigation, and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions contemplated herein;

     [5.2.e. The  Statement of Assets and  Liabilities,  Statement of Operations
          and Statement of Changes in Net Assets of the Acquired Fund as of and for the year ended _____________, audited by Arthur Andersen LLP (copies of which have been or will be furnished to the Acquiring Fund) fairly present, in all material respects, the financial condition of the Acquired Fund as of such date and its results of operations for such period in accordance with generally accepted accounting principles consistently applied, and as of such date there were no Liabilities of the Acquired Fund (contingent or otherwise) known to Veredus that were not disclosed therein but that would be required to be disclosed therein in accordance with generally accepted accounting principles;]

     [5.2.f. Since the date of the most  recent  audited  financial  statements, there has not been any material adverse change in the Acquired Fund's financial condition, assets, Liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed in writing to and accepted by the Acquiring Fund, prior to the Closing Date (for the purposes of this subparagraph (f), neither a decline in the Acquired Fund's net asset value per share nor a decrease in the Acquired Fund's size due to redemptions shall be deemed to constitute a material adverse change);]

     5.2.g. All federal and other tax returns and reports of Veredus and the Acquired Fund required by law have been or will be filed, and all federal and other taxes owed by Veredus and the Acquired Fund shall, with respect to all periods ending on or before the Closing Date, have been or will be paid so far as due, and to the best of Veredus' knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

     5.2.h. For the partial taxable year from its inception  through the Closing
          Date, the Acquired Fund has not taken any action that would prevent its qualification as a separate regulated investment company under Subchapter M of the Code and will take all necessary and required actions to maintain such status;

     5.2.i. All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly authorized and validly issued and outstanding, and fully paid and non-assessable by Veredus, and all such shares will, at the time of the Closing, be held by the persons and in the amounts set forth in the list of Acquired Fund Investors provided to the Acquiring Fund, pursuant to paragraph 3.4, and the Acquired Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible into any of its shares;

     5.2.jAt the Closing Date, the Acquired Fund will have good and marketable title to its Fund Assets and full right, power and authority to assign, deliver and otherwise transfer such Fund Assets hereunder, and upon delivery and payment for such Fund Assets as contemplated herein, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the ownership or transfer thereof other than such restrictions as might arise under the 1933 Act;

     5.2.k. The  execution,  delivery  and  performance  of this  Reorganization
          Agreement on behalf of the Acquired Fund will have been duly authorized prior to the Closing Date by all necessary action on the part of Veredus and the Trustees thereof, and this Reorganization Agreement constitutes a valid and binding obligation of Veredus and the Acquired Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

     5.2.l. The Proxy Materials, insofar as it relates to materials provided by Veredus or the Acquired Fund, (i) will comply in all material respects with the applicable provisions of the 1934 Act and the 1940 Act and the regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and as of such dates and times, any written information furnished by Veredus, on behalf of the Acquired Fund, for use in the Proxy Materials or in any other manner that may be necessary in connection with the transactions contemplated hereby does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading; and

     5.2.m. No governmental consents,  approvals,  authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Ohio law for the execution of this Reorganization Agreement by Veredus, for itself and on behalf of the Acquired Fund, or the performance of the Reorganization Agreement by Veredus for itself and on behalf of the Acquired Fund, except for the effectiveness of the Registration Statement, and except for such other consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

     5.2.n. There are no material  contracts  outstanding  to which the Acquired
          Fund is a party, other than as disclosed in the Proxy Materials or prospectus relating to Veredus.

6.       CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRED FUND


         The obligations of Veredus to consummate the Reorganization with respect to the Acquired Fund shall be subject to the performance by Alleghany, for itself and on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions with respect to the Acquiring Fund:

         6.1. All representations and warranties of Alleghany with respect to the Acquiring Fund contained herein shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated herein, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

         6.2. Alleghany, on behalf of the Acquiring Fund, shall have delivered to Veredus at the Closing a certificate executed on behalf of the Acquiring Fund by Alleghany's President, Secretary, Assistant Secretary, or other authorized officer, in a form reasonably satisfactory to the Veredus and dated as of the Closing Date, to the effect that the representations and warranties of Alleghany with respect to the Acquiring Fund made herein are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated herein, and as to such other matters as the Acquired Fund shall reasonably request.

         6.3. The Acquired Fund shall have received at the Closing a favorable opinion of Sonnenschein Nath & Rosenthal, counsel to Alleghany (based upon or subject to such representations, assumptions, limitations or opinions of local counsel as such counsel may deem appropriate or necessary), dated as of the Closing Date, in a form (including the representations, assumptions, limitations or opinions of local counsel upon which it is based or to which it is subject) reasonably satisfactory to the Acquired Fund, substantially to the effect that:

         6.3.a. Alleghany is a duly registered, open-end, management investment company, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect;

         6.3.b. the Acquiring Fund is a duly established and designated portfolio of Alleghany, which is a business trust duly created pursuant to its Trust Agreement, validly existing and in good standing under the laws of the State of Delaware, and the Trust Agreement directs the Trustees thereof to manage the affairs of Alleghany and grants them all powers necessary or desirable to carry out such responsibility, including administering Alleghany's business as described in the current prospectuses of Alleghany;

         6.3.c. this Reorganization Agreement has been duly authorized, executed and delivered on behalf of Alleghany and the Acquiring Fund and, assuming due authorization, execution and delivery of this Reorganization Agreement on behalf of the Acquiring Fund, is a valid and binding obligation of Alleghany enforceable against Alleghany in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

         6.3.d. the Acquiring Fund Shares to be issued to the Acquired Fund Investors pursuant to this Reorganization Agreement are duly registered under the 1933 Act on the appropriate form, and are duly authorized and upon such issuance will be validly issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof;

         6.3.e. the Registration Statement has become effective with the SEC and, to the best of such counsel's knowledge, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or threatened;

         6.3.f. no consent, approval, authorization, filing or order of any court or governmental authority of the United States or any state is required for the consummation by Alleghany of the Reorganization with respect to the Acquiring Fund;

         6.3.g. to such counsel's knowledge, the execution and delivery of the Reorganization Agreement and the performance of its terms by Alleghany, and the Acquiring Fund, do not violate or result in a violation of the Alleghany Trust Agreement or By-laws or any judgment, order or decree known to such counsel, of any court or arbiter, to which Alleghany is a party, and, to such counsel's knowledge, will not constitute a material breach of the terms, conditions or provisions of, or constitute a default under, any contract, undertaking, indenture or other agreement by which Alleghany is now bound or to which it is now a party;

         6.3.h. to such counsel's knowledge, (a) no legal or governmental proceedings existing on or before the date of mailing the Proxy Materials, involving Alleghany or the Acquiring Fund, are required to be described in the Proxy Materials which are not described as required and (b) there are no contracts or documents relating to Alleghany or the Acquiring Fund, known to such counsel, of a character required to be described in the Proxy Materials or Registration Statements to be filed as an exhibit to the Registration Statement that are not described or filed as required; and

         6.3.i. to such counsel's knowledge, except as otherwise disclosed in the Registration Statement, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against Alleghany or the Acquiring Fund or any of their properties or assets and neither Alleghany nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects, or would materially and adversely affect, its business.

         6.4. As of the Closing Date with respect to the Reorganization of the Acquired Fund, there shall have been no material change in the investment objective, policies and restrictions nor any material change in the investment management fees, fee levels payable pursuant to the 12b-1 plan of distribution, other fees payable for services provided to the Acquiring Fund, fee waiver or expense reimbursement undertakings, of the Acquiring Fund from those fee amounts, undertakings described in the prospectus of the Acquiring Fund delivered to the Acquired Fund pursuant to paragraph 4.1 and in the Proxy Materials.

         6.5. With respect to the Acquiring Fund, the Board of Trustees of Alleghany, including a majority of the "non- interested" Trustees, has determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of the Reorganization.

7.       CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING FUND

         The obligations of Alleghany to consummate the Reorganization with respect to the Acquiring Fund shall be subject to the performance by Veredus of all the obligations to be performed by it hereunder, with respect to the Acquired Fund, on or before the Closing Date and, in addition thereto, the following conditions:

         7.1. All representations and warranties of Veredus with respect to the Acquired Fund contained herein shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Reorganization Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

         7.2. Veredus, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund at the Closing a certificate executed on behalf of the Acquired Fund, by Veredus' President, Secretary or Assistant Secretary, or other authorized officer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of Veredus with respect to the Acquired Fund made herein are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated herein and as to such other matters as the Acquiring Fund shall reasonably request.

         7.3. The Acquiring Fund shall have received at the Closing a favorable opinion from Brown, Cummins & Brown Co., L.P.A., counsel to Veredus (based upon or subject to such representations, assumptions, limitations or opinions of local counsel as such counsel may deem appropriate or necessary), dated as of the Closing Date, in a form (including the representations, assumptions, limitations or opinions of local counsel upon which it is based or to which it is subject) reasonably satisfactory to the Acquiring Fund, substantially to the effect that:




         7.3.a. Veredus is a duly registered, open-end investment company, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect;

         7.3.b. the Acquired Fund is a duly established and designated portfolio of Veredus, Veredus is a business trust duly created pursuant to its Agreement and Declaration of Trust, validly existing and in good standing under the laws of the State of Ohio, and the Agreement and Declaration of Trust directs the Trustees to manage the affairs of Veredus and grants them all powers necessary or desirable to carry out such responsibility, including administering Veredus' business as described in the current prospectus of Veredus;

         7.3.c. this Reorganization Agreement has been duly authorized, executed and delivered by Veredus on behalf of Veredus and the Acquired Fund and, assuming due authorization, execution and delivery of this Reorganization Agreement on behalf of the Acquiring Fund, is a valid and binding obligation of Veredus, enforceable against Veredus in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

          7.3.d. no  consent,  approval,  authorization,  filing or order of any court or governmental authority of the United States or any state is required for the consummation of the Reorganization with respect to the Acquired Fund, except for such consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date;

         7.3.e. to such counsel's knowledge, the execution and delivery of the Reorganization Agreement and the performance of its terms by Veredus, and the Acquired Fund, do not violate or result in a violation of the Veredus' Agreement and Declaration of Trust or By-Laws, or any judgment, order or decree known to such counsel, of any court or arbiter, to which Veredus is a party, and, to such counsel's knowledge, will not constitute a material breach of the terms, conditions or provisions of, or constitute a default under, any contract, undertaking, indenture or other agreement by which Veredus is now bound or to which it is now a party;

         7.3.f. to such counsel's knowledge, (a) no legal or governmental proceedings existing on or before the date of mailing the Proxy Materials involving Veredus or the Acquired Fund, are required to be described in the Proxy materials which are not described as required and (b) there are no contracts or documents relating to Veredus or the Acquired Fund, known to such counsel, of a character required to be described in the Proxy Materials or Registration Statement to be filed as an exhibit to the Registration Statement that are not described or filed as required; and

         7.3.g. to such counsel's knowledge, except as otherwise disclosed in the Registration Statement, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against Veredus or the Acquired Fund or any of their properties or assets and neither Veredus nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects, or would materially and adversely affect, its business.

         7.4 Veredus shall have delivered to the Acquiring Fund, pursuant to paragraph 5.2(e), copies of audited financial statements of the Acquired Fund as of October 31, 1998.

         7.5. With respect to the Acquired Fund, the Board of Trustees of Veredus, including a majority of "non-interested" Trustees, has determined that the Reorganization is in the best interests of the Acquired Fund and that the interests of the existing investors in the Acquired Fund would not be diluted as a result of the Reorganization.



8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

         The obligations of the Acquiring Fund and of the Acquired Fund herein are the subject to the further conditions that on or before the Closing Date:

         8.1. This Reorganization Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest in the Acquired Fund in accordance with the provisions of Veredus' Agreement and Declaration of Trust and the requirements of the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund.

         8.2. On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Reorganization Agreement or any of the transactions contemplated herein.

         8.3. All consents of other parties and all other consents, orders, approvals and permits of federal, state and local regulatory authorities (including, without limitation, those of the SEC and of state securities authorities) deemed necessary by Alleghany, on behalf of the Acquiring Fund, or by Veredus, on behalf of the Acquired Fund, to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not, in the opinion of the party asserting that the condition to closing has not been satisfied, involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

         8.4. The Registration Statement of Acquiring Fund shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         8.5. Except to the extent prohibited by Rule 19b-1 promulgated under the 1940 Act, the Acquired Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Acquired Fund's shareholders substantially all of its investment company taxable income for all taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and substantially all of its net capital gain for all taxable years ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

         8.6. The Acquiring Fund and the Acquired Fund shall have received from KPMG Peat Marwick LLP a letter dated as of the Closing Date, in form and substance satisfactory to Alleghany and to Veredus, to the effect that on the basis of limited procedures agreed upon by Alleghany, on behalf of the Acquiring Fund and Veredus, on behalf of the Acquired Fund (but not an examination in accordance with generally accepted auditing standards): (i) the data utilized in the calculations of the projected expense ratio appearing in the Proxy Materials agree with underlying accounting records of the Acquiring Fund and the Acquired Fund and (ii) certain other procedures as considered necessary by Alleghany.

8.7. Alleghany and Veredus shall have received an opinion of [Sonnenschein Nath & Rosenthal] addressed to both the Acquiring Fund and the Acquired Fund substantially to the effect that, for federal income tax purposes:

          8.7.a. the transfer of all or substantially all of the Acquired Fund's assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities as set forth herein of the Acquired Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code and the Acquiring Fund and the Acquired Fund will be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

         8.7.b.   no gain or loss will be  recognized  by the Acquired Fund upon
                  (i) the transfer of its assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares, (ii) the assumption of the Acquired Fund's Liabilities, and (iii) the constructive or actual distribution by the Acquired Fund of the Acquiring Fund Shares to the Acquired Fund shareholders in exchange for their shares of the Acquired Fund;

         8.7.c.   no gain or loss will be recognized by the Acquiring  Fund upon
                  (i) its receipt of assets from the Acquired Fund solely in exchange for the Acquiring Fund Shares, (ii) the Acquiring Fund's assumption of the Acquired Fund's Liabilities, and
                  (iii) the constructive or actual distribution by the Acquired Fund of the Acquiring Fund Shares to the Acquired Fund shareholders in exchange for their shares of the Acquired Fund;

         8.7.d. the aggregate federal income tax basis of the Acquired Fund's assets received by the Acquiring Fund pursuant to the Reorganization will be the same as the aggregate federal income tax basis of those assets in the hands of the Acquired Fund immediately prior to the Reorganization;

         8.7.e. the holding period of the Acquired Fund's assets received by the Acquiring Fund pursuant to the Reorganization will include the period for which such assets have been held by the Acquired Fund;

         8.7.f. no gain or loss will be recognized by the Acquired Fund on the distribution to its shareholders of the Acquiring Fund Shares to be received by the Acquired Fund in the Reorganization;

         8.7.g. no gain or loss will be recognized by the shareholders of the Acquired Fund upon their receipt of the Acquiring Fund Shares in exchange for such shareholders' shares of the Acquired Fund;

         8.7.h. the federal income tax basis of the Acquiring Fund Shares received by the shareholders of the Acquired Fund will be the same as the federal income tax basis of the Acquired Fund shares exchanged by such shareholders pursuant to the Reorganization;

         8.7.i the holding period for the Acquiring Fund Shares for which shares of the Acquired Fund are exchanged pursuant to the Reorganization will include the period that the Acquired Fund shares have been held by the holder, provided that the Acquired Fund shares have been held as a capital asset by the holder; and

         8.7.j the Acquiring Fund will succeed to and take into account the tax attributes described in Section 381(c) of the Code of the Acquired Fund as of the Closing Date, subject to the conditions and limitations specified in the Code.

         Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this paragraph 8.7.

9.       BROKERAGE FEES AND EXPENSES

         9.1. Alleghany, for itself and on behalf of the Acquiring Fund, and Veredus, on behalf of itself and on behalf of the Acquired Fund, represent and warrant that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

         9.2. Except as otherwise provided herein, Alleghany will bear the expenses incurred in connection with entering into and carrying out the provisions of this Reorganization Agreement, provided that Veredus shall be responsible for all legal and accounting fees incurred by it or its affiliates in connection with entering into and carrying out this Reorganization Agreement.

10.      ENTIRE REORGANIZATION AGREEMENT; SURVIVAL OF WARRANTIES

         10.1. This Reorganization Agreement constitutes the entire agreement between the parties and supersedes any prior or contemporaneous understanding or arrangement with respect to the subject matter hereof.

         10.2. The representations, warranties and covenants contained in this Reorganization Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein.


11.      TERMINATION

         11.1.  This   Reorganization   Agreement  may  be  terminated  and  the
transactions  contemplated  hereby  may be  abandoned  at any time  prior to the
Closing:

         11.1.a.  by the mutual written consent of Alleghany and Veredus;

         11.1.b. by either Alleghany or Veredus by notice to the other, without liability to the terminating party on account of such termination (provided any such termination shall not excuse the terminating party from any liability arising out of a default or breach of this Reorganization Agreement by such terminating party) if such Closing shall not have occurred on or before _________, 199__; or

         11.1.c by either of Alleghany or Veredus, in writing without liability to the terminating party on account of such termination (provided any such termination shall not excuse the terminating party from any liability arising out of a material default or breach of this Reorganization Agreement by such terminating party), if (i) the other party shall fail to perform in any material respect its agreements contained herein required to be performed prior to the Closing Date,
                  (ii) the other party materially breaches or shall have breached any of its representations, warranties or covenants contained herein, or (iii) any other express condition precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

         11.2. Termination of this Reorganization Agreement pursuant to paragraphs 11.1(a) or (b) shall terminate all obligations of the parties hereunder with respect to the Acquired Fund and Acquiring Fund, or with respect to Alleghany and Veredus, as the case may be, and there shall be no liability for damages on the part of Alleghany or Veredus or the Trustees or officers of Alleghany or Veredus, to any other party or its Trustees or officers on account of termination pursuant to paragraphs 11.1(a) or (b); provided, however, that notwithstanding any termination of this Reorganization Agreement pursuant to paragraph 11.1, such termination shall not relieve either party of its respective obligations pursuant to Section 9.2 hereof.

12.      AMENDMENTS

         This Reorganization Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of Alleghany, acting on behalf of the Acquiring Fund and the authorized officers of Veredus, acting on behalf of the shareholders of the Acquired Fund; provided, however, that following the meeting of the shareholders of the Acquired Fund, no such amendment may have the effect of changing the provisions for determining the number of shares of the Acquiring Fund to be issued to the Acquired Fund Investors under this Reorganization Agreement to the detriment of such Acquired Fund Investors, or otherwise materially and adversely affecting the Acquired Fund, without the Acquired Fund obtaining the Acquired Fund Investors' further approval except that nothing in this paragraph 12 shall be construed to prohibit the Acquiring Fund and the Acquired Fund from amending this Reorganization Agreement to change the Closing Date or Applicable Valuation Date by mutual agreement.

13.      NOTICES

         Any notice, report, statement or demand required or permitted by any provision of this Reorganization Agreement shall be in writing and shall be given by prepaid telegraph, telecopy, certified mail or overnight express courier addressed to:

         For Alleghany, on behalf of itself and the Acquiring Fund:

                  Alleghany Funds
                  171 North Clark Street
                  Chicago, Illinois  60601
                  Attention: President

         with copies (which shall not constitute notice) to:

                  Sonnenschein Nath & Rosenthal
                  8000 Sears Tower
                  Chicago, Illinois  60606
                  Attention:  Arthur J. Simon

         For Veredus, on behalf of itself and the Acquired Fund:

                  Veredus Funds
                  6900 Bowling Blvd.
                  Suite 250
                  Louisville, KY 40207
                  Attention:  President

         with copies (which shall not constitute notice) to:

                  Brown, Cummins & Brown Co., L.P.A.
                  3500 Carew Tower
                  Cincinnati, OH  45202
                  Attention:  Donald S. Mendelsohn

14.   HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

         14.1. The article and paragraph headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Reorganization Agreement All references herein to Articles, paragraphs, subparagraphs or Exhibits shall be construed as referring to Articles, paragraphs or subparagraphs hereof or Exhibits hereto, respectively. Whenever the terms hereto, hereunder, herein or hereof are used in this Reorganization Agreement, they shall be construed as referring to this entire Reorganization Agreement, rather than to any individual Article, paragraph, subparagraph or sentence.

         14.2. This Reorganization Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         14.3. This Reorganization Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

         14.4. This Reorganization Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Reorganization Agreement

         14.5. It is expressly agreed that the obligations of Alleghany hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of Alleghany personally, but shall bind only the assets and the property of the Acquiring Fund of Alleghany, as provided in its Trust Agreement. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and the property of the Acquiring Fund of Alleghany as provided in its Trust Agreement.

     14.6.It is expressly agreed that the obligations of Veredus hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of Veredus personally, but shall bind only the assets and the property of the Acquired Fund of Veredus, as provided in its Agreement and Declaration of Trust. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them individually or to impose any liability on any of them personally, but shall bind only the assets and the property of the Acquired Fund of Veredus as provided in its Agreement and Declaration of Trust.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Reorganization Agreement to be duly executed by its authorized officer, and attested by its Secretary.

                                             ALLEGHANY FUNDS, for itself and on
                                                 behalf of the Acquiring Fund

ATTEST:

________________________________           By: ________________________________
         Secretary                              Stuart Bilton
                                                Chairman of the Board


                                                 VEREDUS FUNDS
                                                 for itself and on behalf of
ATTEST:                                          the Acquired Fund


________________________________            By: ________________________________
         Secretary                               B. Anthony Weber
                                                    President

                                   APPENDIX II

  FORM OF INVESTMENT ADVISORY AGREEMENT

                    Alleghany Veredus Aggressive Growth Fund

         AGREEMENT  made  this  _____  day of  __________________,  1998  by and between Alleghany Funds, a Delaware business trust (the "Trust") on behalf of Alleghany Veredus Aggressive Growth Fund (the "Fund") and Veredus Asset Management LLC (the "Adviser").
         WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company; and
         WHEREAS, the Trust wishes to retain the Adviser to render investment advisory services to the Fund, and the Adviser is willing to furnish such services to the Fund.
         NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Fund and the Adviser as follows:

     1. Appointment.  The Trust hereby appoints the Adviser to act as investment
        ------------
adviser to the Fund for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

     2. Duties of Adviser. As investment adviser,  the Adviser shall: (i) manage
        -----------------
the investment and reinvestment of the assets of the Fund, (ii) continuously review, supervise and administer the investment program of the Fund, (iii) determine in its discretion, the assets to be held uninvested, (iv) provide the Trust with records concerning the Adviser's activities which are required to be maintained by the Trust, and (v) render regular reports to the Trust's officers and Board of Trustees concerning the Adviser's discharge of the foregoing responsibilities. The Adviser shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Trustees of the Trust, and in compliance with the objectives, policies and limitations set forth in the Fund's then effective prospectus and statement of additional information. The Adviser accepts such employment and agrees to render such services and to provide, at its own expense, the office space, furnishings, equipment and the personnel required by it to perform such services on the terms and for the compensation provided herein.

     3.  Portfolio  Transactions.  The  Adviser  shall  select and  monitor  the
         ---------
selection of the brokers or dealers that will execute the purchases and sales of securities for the Fund and is directed to use its best efforts to ensure that the best available price and most favorable execution of securities transactions for the Fund are obtained. Subject to policies established by the Board of Trustees and communicated to the Adviser, it is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or in respect of the Fund, or be in breach of any obligation owing to the Trust or in respect of the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Adviser determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Adviser's overall responsibilities with respect to the accounts, including the Fund, as to which it exercises investment discretion. The Adviser will promptly communicate to the officers and Trustees of the Trust such information relating to Fund transactions as they may reasonably request.

     4.  Compensation  of the  Adviser.  For the  services to be rendered by the
         ------------
Adviser as provided in Section 2 and 3 of this Agreement, the Fund shall pay to the Adviser within five business days after the end of each calendar month, a monthly fee of one twelfth of 1.00% of the Fund's average daily net assets for that month. In the event of termination of this Agreement, the fee provided in this Section 4 shall be paid on a pro-rata basis, based on the number of days during which this Agreement was in effect.

     5.  Reports.  The Fund and the Adviser  agree to furnish to each other such
         --------
information regarding their operations with regard to their affairs as each may reasonably request.

     6. Status of Adviser. The services of the Adviser to the Fund are not to be
        ------------------
deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby.

     7. Liability of Adviser. In the absence of willful misfeasance,  bad faith,
        ---------------------
gross negligence or reckless disregard by the Adviser of its obligations and duties hereunder, the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Fund.

     8. Duration and  Termination.  The term of this Agreement shall commence on
        --------------------------
the date which an amendment to the Trust's registration statement establishing the Fund becomes effective (the "Effective Date"), provided that first it is approved by the Board of Trustees of the Trust, including a majority of those Trustees who are not parties to this Agreement or interested persons of any party hereto, in the manner provided in Section 15(c) of the 1940 Act, and by the holders of a majority of the outstanding voting securities of the Fund; and shall continue in effect for two years thereafter. This Agreement may continue in effect after its initial term only if such continuance is approved at least annually by, (i) the Board of Trustees or, (ii) by the vote of a majority of the outstanding voting securities of the Fund; and in either event by a vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party in the manner provided in Section 15(c) of the 1940 Act. Notwithstanding the foregoing, this Agreement may be terminated:
(a) at any time without penalty by the Fund upon the vote of a majority of the Trustees or by vote of the majority of the Fund's outstanding voting securities, upon sixty (60) days' written notice to the Adviser or (b) by the Adviser at any time without penalty, upon sixty (60) days' written notice to the Fund. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act). Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at the principal office of such party. As used in this Section 8, the terms "assignment", "interested person", and "a vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the 1940 Act and Rule 18f-2 thereunder.

     9. Severability.  If any provisions of this Agreement shall be held or made
       --------------
invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     10.  Amendments.  No provision of this  Agreement  may be changed,  waived,
          ----------
discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Fund, and (ii) a majority of the Trustees, including a majority of the Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law. IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written. ALLEGHANY FUNDS for ATTEST ALLEGHANY VEREDUS AGGRESSIVE GROWTH FUND


______________________________                   By:___________________________
                                                                    , President


ATTEST                                           VEREDUS ASSET MANAGEMENT LLC


______________________________                 By:_____________________________
                                                    B. Anthony Weber, President

PROXY
                                  VEREDUS FUNDS
                               VEREDUS GROWTH FUND
                         SPECIAL MEETING OF SHAREHOLDERS
                                November __, 1998

         The undersigned shareholder of the Veredus Growth Fund (the "Fund"), a portfolio of Veredus Funds (the "Trust"), hereby nominates, constitutes and appoints Charles P. McCurdy, Jr. and B. Anthony Weber, and each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the stock of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of the Trust, 6900 Bowling Blvd., Suite 250, Louisville, Kentucky 40207 on November __, 1998 at 10:00 a.m. Eastern Standard Time and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as follows:

         Proposal I.       Approval of the Agreement and Plan of Reorganization.

                  Approval or disapproval of the new Agreement and Plan of Reorganization providing for the transfer of the assets and liabilities of the Fund to a newly-formed portfolio of Alleghany Funds in exchange for shares of such corresponding Alleghany Fund and the subsequent termination of the Fund and the Trust.

              ___ FOR         ____ AGAINST        ____ ABSTAIN

         Proposal II.      Approval of the Interim Management Agreement.

                  Approval or disapproval of an interim Management Agreement between the Trust and Veredus Asset Management LLC.

             ____ FOR         ____ AGAINST        _____ ABSTAIN

         Proposal III.     Ratification of Selection of Independent Accountants.

                  Ratification of the selection of KPMG Peat Marwick LLP as independent public accountants of the Trust for the fiscal year ending in 1998.

             ____ FOR         ____ AGAINST        _____ ABSTAIN


         The Board of Trustees recommends a vote of "FOR" on Proposals I, II and
III. The Proxy shall be voted in accordance with the recommendations of the Board of Trustees unless a contrary instruction is indicated, in which case the Proxy shall be voted in accordance with such instructions. In all other matters, if any, presented at the meeting, this Proxy shall be voted in the discretion of the proxy holders, in accordance with the recommendations of the Board of Trustees, if any.


________________      DATED:______________
                                               -------------------------------
(Number of Shares)                               (Please Print Your Name)


                                               ---------------------------------
                                                 (Signature of Shareholder)


                                               ---------------------------------
                                                 (Please Print Your Name)


                                               ---------------------------------
                                                (Signature  of  Shareholder)

(Please date this proxy and sign your name as it appears on the label. Executors, administrators, trustees, etc. should give their full titles. All joint owners should sign.)

This Proxy is solicited on behalf of the Trust's Board of Trustees, and may be revoked prior to its exercise by filing with the President of the Trust an instrument revoking this Proxy or a duly executed Proxy bearing a later date, or by appearing in person and voting at the meeting.


              PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY PROMPTLY.

          BROWN, CUMMINS & BROWN CO., L.P.A
                         ATTORNEYS AND COUNSELORS AT LAW
                                3500 CAREW TOWER
J.W. BROWN (1911-1995)                            441 VINE STREET
JAMES R. CUMMINS                              CINCINNATI, OHIO  45202
ROBERT S BROWN                               TELEPHONE (513) 381-2121
DONALD S. MENDELSOHN                        TELECOPIER (513) 3       OF COUNSEL
LYNNE SKILKEN                                                    GILBERT BETTMAN
AMY G. APPLEGATE
MELANIE S. CORWIN
JOANN M. STRASSER
PAMELA L. KOGUT


                                                     October 29, 1998




VIA: Electronic Transmission

Securities and Exchange Commission
Public Filing Desk
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549

Ladies & Gentleman:

         On behalf of Veredus Funds, we hereby submit, via electronic filing, the preliminary Proxy Statement for a special meeting to be help on November 23, 1998. It is anticipated that the proxy statement will first be mailed to shareholders on November 10, 1998.

         If you have any questions or comments please contact Donald S. Mendelsohn at (513) 381-2121.

                                                Very truly yours,



                                              BROWN, CUMMINS & BROWN CO., L.P.A.